As filed with the Securities and Exchange Commission on or about June 26, 1998

                                        Securities Act Registration No. 33-59361
                                Investment Company Act Registration No. 811-7285

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [   ]
     Pre-Effective Amendment No.              [   ]
     Post-Effective Amendment No.    8        [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [   ]
     Amendment No.    10       [X]

                        (Check appropriate box or boxes)

                      STRONG HERITAGE RESERVE SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                        53051
(Address of Principal Executive Offices)                              (Zip
Code)

      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                Thomas P. Lemke
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box).

     [   ]     immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]     on July 1, 1998 pursuant to paragraph (b) of Rule 485
     [   ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [   ]     on (date) pursuant to paragraph (a)(1) of Rule 485
     [   ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [   ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [   ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      STRONG HERITAGE RESERVE SERIES, INC.

                             CROSS REFERENCE SHEET

                           Strong Heritage Money Fund
                            Strong Step 1 Money Fund

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                                    Caption or Subheading in Prospectus or
                  ITEM NO. ON FORM N-1A                             STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------
             PART A - Information Required in Prospectus

1.     Cover Page                                           Cover Page

2.     Synopsis                                             Expenses; Highlights

3.     Condensed Financial Information                      Financial Highlights

4.     General Description of Registrant                    Investment Objective and Policies; Implementation of
                                                            Policies and Risks; About the Funds - Organization

5.     Management of the Fund                               About the Funds - Management

5A.  Management's Discussion of Fund Performance            *

6.     Capital Stock and Other Securities                   About the Funds - Organization, - Distributions and
                                                            Taxes; Shareholder Manual - Shareholder Services

7.     Purchase of Securities Being Offered                 Shareholder Manual - How to Buy Shares, -
                                                            Determining Your Share Price, - Shareholder Services

8.     Redemption or Repurchase                             Shareholder Manual - How to Sell Shares, -
                                                            Determining Your Share Price, - Shareholder Services

9.     Pending Legal Proceedings                            Inapplicable

PART B - Information Required in Statement of Additional
Information

10.     Cover Page                                          Cover page

11.     Table of Contents                                   Table of  Contents


                                                                      Caption or Subheading in Prospectus or
                   ITEM NO. ON FORM N-1A                             STATEMENT OF ADDITIONAL INFORMATION
------------------------------------------------------------
12.     General Information and History                       **

13.     Investment Objectives and Policies                    Investment Restrictions; Investment Policies and
                                                              Techniques

14.     Management of the Fund                                Directors and Officers

15.     Control Persons and Principal Holders of Securities   Principal Shareholders; Directors and Officers;
                                                              Investment Advisor; Distributor

16.     Investment Advisory and Other Services                Investment Advisor; Distributor; About the Funds  -
                                                              Management (in Prospectus); Custodian; Transfer
                                                              Agent and Dividend-Disbursing Agent; Independent
                                                              Accountants; Legal Counsel

17.     Brokerage Allocation and Other Practices              Portfolio Transactions and Brokerage

18.     Capital Stock and Other Securities                    Included in Prospectus under the heading About the
                                                              Funds - Organization and in the Statement of
                                                              Additional Information under the heading Shareholder
                                                              Meetings

19.     Purchase, Redemption and Pricing of Securities Being  Included in Prospectus under the headings:
Offered                                                       Shareholder Manual - How to Buy Shares, -
                                                              Determining Your Share Price, - How to Sell Shares, -
                                                              Shareholder Services; and in the Statement of
                                                              Additional Information under the headings:
                                                              Additional Shareholder Information; Investment
                                                              Advisor; Distributor; and Determination of Net Asset
                                                              Value

20.     Tax Status                                            Included in Prospectus under the heading About the
                                                              Funds - Distributions and Taxes; and in the Statement
                                                              of Additional Information under the heading Taxes

21.     Underwriters                                          Investment Advisor; Distributor

22.     Calculation of Performance Data                       Performance Information

23.     Financial Statements                                  Financial Statements

*        Complete answer to Item is contained in the Fund's Annual Report.
**     Complete answer to Item is contained in the Fund's Prospectus.



                          STRONG CASH MANAGEMENT FUNDS



STRONG HERITAGE MONEY FUND                                          STRONG FUNDS
STRONG MONEY MARKET FUND                                           P.O. Box 2936
STRONG MUNICIPAL MONEY MARKET FUND                    Milwaukee, Wisconsin 53201
STRONG STEP 1 MONEY FUND                               TELEPHONE: (414) 359-1400
                                                       TOLL-FREE: (800) 368-3863


STRONG ADVANTAGE FUND                           DEVICE FOR THE HEARING-IMPAIRED:
STRONG MUNICIPAL ADVANTAGE FUND                                 (800) 999-2780
                                                            www.strong-funds.com


The Strong Family of Funds ("Strong Funds") is a family of more than forty diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds. There are no sales charges or 12b-1 fees. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Cash Management Funds are described in this Prospectus.


This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Strong Cash Management Funds, dated July 1, 1998 ("SAI"), which contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). The SAI, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading this prospectus, you may do so by accessing the SEC's World Wide Web site (http://www.sec.gov) that contains the SAI regarding the Funds and other related materials.


AN INVESTMENT IN THE STRONG HERITAGE MONEY FUND, STRONG MONEY MARKET FUND, STRONG MUNICIPAL MONEY MARKET FUND, OR STRONG STEP 1 MONEY FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THE STRONG MUNICIPAL ADVANTAGE FUND AND THE STRONG ADVANTAGE FUND ARE NOT MONEY MARKET FUNDS AND THEIR NET ASSET VALUES WILL FLUCTUATE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                  July 1, 1998

                          STRONG CASH MANAGEMENT FUNDS


The Strong Heritage Money Fund and Strong Step 1 Money Fund, both of which are series of Strong Heritage Reserve Series, Inc., Strong Municipal Money Market Fund and Strong Municipal Advantage Fund, both of which are series of Strong Municipal Funds, Inc., Strong Advantage Fund, Inc., and Strong Money Market Fund, Inc. are each separately incorporated, diversified, open-end management investment companies, or diversified series thereof.

STRONG MONEY FUNDS

STRONG HERITAGE MONEY, STRONG MONEY MARKET, AND STRONG STEP 1 MONEY FUNDS ("Heritage Money Fund," "Money Market Fund," and "Step 1 Money Fund") seek current income, a stable share price, and daily liquidity. The Funds invest in corporate, bank, and government instruments that present minimal credit risk.


STRONG MUNICIPAL MONEY MARKET FUND ("Municipal Money Fund") seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund invests in high-quality, short-term municipal obligations that present minimal credit risk.


STRONG ULTRA-SHORT BOND FUNDS*


STRONG MUNICIPAL ADVANTAGE FUND ("Municipal Advantage Fund") seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade municipal obligations, and its average effective portfolio maturity will normally be one year or less. THE MUNICIPAL ADVANTAGE FUND IS NOT A MONEY MARKET FUND.


STRONG ADVANTAGE FUND ("Advantage Fund") seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective portfolio maturity will normally be one year or less. THE ADVANTAGE FUND IS NOT A MONEY MARKET FUND.


* BECAUSE THE MUNICIPAL ADVANTAGE AND ADVANTAGE FUNDS' SHARE PRICES WILL VARY, THE FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.

                               TABLE OF CONTENTS


EXPENSES                                          I-4
FINANCIAL HIGHLIGHTS                              I-6
HIGHLIGHTS                                        I-13
INVESTMENT OBJECTIVES AND POLICIES                I-14
     Comparing the Funds     I-15
     Strong Heritage Money Fund     I-15
     Strong Money Market Fund     I-16
     Strong Municipal Money Market Fund     I-17
     Strong Step 1 Money Fund     I-18
     Strong Advantage Fund     I-19
     Strong Municipal Advantage Fund     I-19

FUNDAMENTALS OF FIXED INCOME INVESTING            I-20
IMPLEMENTATION OF POLICIES AND RISKS              I-23
ABOUT THE FUNDS                                   I-34
SHAREHOLDER MANUAL                                II-1
APPENDIX                                          A-1



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                                    EXPENSES


The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.


SHAREHOLDER TRANSACTION EXPENSES


Sales Load Imposed on Purchases                  NONE
Sales Load Imposed on Reinvested Dividends       NONE
Deferred Sales Load                              NONE
Redemption Fees                                  NONE*
Exchange Fees                                    NONE*
Check-Writing Fees                               NONE*



* The Heritage Money Fund charges a fee of $3.00 for each redemption, exchange, and check written against your account. However, these transaction fees are waived if your total assets in Strong Funds is $100,000 or more.


There are certain charges associated with retirement accounts (such as a $10 charge for closing an IRA account) and with certain special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge fees for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")


ANNUAL FUND OPERATING EXPENSES


                    (as a percentage of average net assets)


                        MANAGEMENT    OTHER   12B-1  TOTAL OPERATING
         FUND              FEES     EXPENSES   FEES      EXPENSES
----------------------  ----------  --------  -----  ---------------
Heritage Money          0.50%       0.07%      NONE  0.45%*
----------------------  ----------  --------  -----  ---------------
Money Market            0.50        0.37       NONE  0.87
----------------------  ----------  --------  -----  ---------------
Municipal Money Market  0.50        0.10       NONE  0.60
----------------------  ----------  --------  -----  ---------------
Step 1 Money            0.50        1.50       NONE  0.00*
----------------------  ----------  --------  -----  ---------------
Advantage               0.60        0.17       NONE  0.77
----------------------  ----------  --------  -----  ---------------
Municipal Advantage     0.60        0.07       NONE  0.67
----------------------  ----------  --------  -----  ---------------



* Total Operating Expenses reflect the Advisor's waiver of management fees and absorptions as described below. Without such waivers and absorptions, the total operating expenses of the Heritage Money and Step 1 Money Funds would have been 0.57% and 2.00%, respectively.


From time to time, the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above for the Municipal Money and Advantage Funds are based on actual expenses incurred during the year ended February 28, 1998. The Advisor waived a portion of its management fee and absorbed certain expenses for the Heritage Money, Municipal Advantage, and Step 1 Money Funds during the fiscal period ended February 28, 1998. Therefore, the Other Expenses for the Heritage Money, Municipal
Advantage, and Step 1 Money Funds have been restated for the fiscal year ended February 28, 1998 to include such management fees and/or expenses. The Advisor waived a portion of its management fee and absorbed certain expenses for the Money Market Fund during the fiscal period ended October 31, 1997. Therefore, the other expenses for the Money Market Fund have been restated for the fiscal year ended October 31, 1997 to include such management fees and/or expenses.
The actual Total Operating Expenses incurred for the above stated periods for the Heritage Money, Money Market, Municipal Advantage, and Step 1 Money Funds after waivers and absorptions were 0.25%, 0.48%, 0.45%, and 0.00%, respectively.

THE ADVISOR HAS AGREED TO VOLUNTARILY WAIVE THE ADVISOR'S MANAGEMENT FEE AND ABSORB OPERATING EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE HERITAGE MONEY FUND'S TOTAL OPERATING EXPENSES AT NO MORE THAN 0.45% UNTIL JANUARY 1, 1999. THE ADVISOR HAS ALSO AGREED TO VOLUNTARILY WAIVE ALL THE ADVISOR'S MANAGEMENT FEES AND ABSORB OPERATING EXPENSES OF THE STEP 1 MONEY FUND UNTIL AUGUST 1, 1998.


EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                        PERIOD (IN YEARS)
FUND                    1   3    5   10

Heritage Money          $6  $18  $32  $71
Money Market            9   28   48   107
Municipal Money Market  6   19   33   75
Step 1 Money            21  65   111  239
Advantage               8   25   43   95
Municipal Advantage     7   21   37   83



The Example is based on each Fund's "Total Operating Expenses" before any waivers and absorptions, as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.


FINANCIAL HIGHLIGHTS


The following annual Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their reports for the Funds for the fiscal years ended October 31, 1997 (Money Market Fund) and February 28, 1998 (Advantage, Heritage Money, Municipal Advantage, Municipal Money, and Step 1 Money Funds), are included in each Fund's Annual Reports that are contained in the Funds' SAI. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in each Fund's Annual Report which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period ended as indicated.

STRONG ADVANTAGE FUND

     SELECTED PER-SHARE DATA (a)
     ---------------------------

              Income From Investment Operations      Less Distributions            Ratios and Supplemental Data
              ---------------------------------      ------------------          --------------------------------


                 Net Asset                Net Realized                              In Excess
                 Value,        Net      and Unrealized   Total from    From Net     of Net                    Net Asset
                 Beginning   Investment  Gains (Losses)   Investment   Investment   Realized   Total          Value, End
 Year Ended      of Period    Income     on Investments   Operations     Income       Gains    Distributions  of Period

Feb. 28, 1998      $10.09      $0.62        ($0.01)         $0.61        ($0.62)           __     ($0.62)        $10.08
Feb. 28, 1997      10.03       0.62         0.06            0.68         (0.62)            __     (0.62)         10.09
Feb. 29, 1996 (b)  10.04       0.10         (0.01)          0.09         (0.10)            __     (0.10)         10.03
Dec. 31, 1995      9.98        0.67         0.06            0.73         (0.67)            __     (0.67)         10.04
Dec. 31, 1994      10.19       0.55         (0.19)          0.36         (0.55)       ($0.02)     (0.57)         9.98
Dec. 31, 1993      10.01       0.59         0.18            0.77         (0.59)            __     (0.59)         10.19
Dec. 31, 1992      9.90        0.70         0.11            0.81         (0.70)            __     (0.70)         10.01
Dec. 31, 1991      9.67        0.76         0.23            0.99         (0.76)            __     (0.76)         9.90
Dec. 31, 1990      9.87        0.83         (0.20)          0.63         (0.83)            __     (0.83)         9.67
Dec. 31, 1989      10.00       1.03         (0.13)          0.90         (1.03)            __     (1.03)         9.87
Dec. 31, 1988(c)   9.99        0.09         0.01            0.10         (0.09)            __     (0.09)         10.00


                                                                         Ratio of Net
                              Net Assets,    Ratio of   Ratio Expenses    Investment
                                 End of    Expenses to  to Average Net    Income to     Portfolio
                     Total     Period (In  Average Net  Assets Without   Average Net     Turnover
    Year Ended       Return    Millions)      Assets        Waivers         Assets         Rate

Feb. 28, 1998      +6.3%      $2,164       0.8%         0.8%            6.2%           109.6%
Feb. 28, 1997      +7.0%      1,520        0.8%         0.8%            6.2%           154.9%
Feb. 29, 1996 (b)  +0.9%      1,000        0.8%*        0.8%*           6.3%*          17.2%
Dec. 31, 1995      +7.5%      990          0.8%         0.8%            6.6%           183.7%
Dec. 31, 1994      +3.6%      911          0.8%         0.8%            5.6%           221.0%
Dec. 31, 1993      +7.9%      415          0.9%         0.9%            5.8%           304.8%
Dec. 31, 1992      +8.4%      272          1.0%         1.0%            7.0%           316.1%
Dec. 31, 1991      +10.6%     143          1.2%         1.2%            7.8%           503.0%
Dec. 31, 1990      +6.6%      119          1.2%         1.2%            8.5%           274.1%
Dec. 31, 1989      +9.4%      143          1.1%         1.2%            10.0%          211.3%
Dec. 31, 1988(c)   +1.0%      8            1.1%*        1.7%*           11.1%*         22.9%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) For the two month period ended February 29, 1996. Total return and portfolio turnover rate are not annualized.
     (c) Inception date is November 25, 1988. Total return and portfolio turnover rate are not annualized.

STRONG HERITAGE MONEY FUND

     SELECTED PER-SHARE DATA (a)
     ---------------------------

              Income From Investment Operations      Less Distributions                 Ratios and Supplemental Data
              ---------------------------------      ------------------                ------------------------------

                Net Asset                                Total                                                 Net Asset
                Value       Net          Net Realized    from         From Net                    Capital      Value,
                Beginning   Investment   Losses on       Investment   Investment   Total          Contribution End of
Year Ended      of Period   Income       Investments     Operations   Income       Distributions  (Note 4)     Period

Feb. 28, 1998    $1.00       $0.05             --         $0.05        ($0.05)      ($0.05)             ___       $1.00
Feb. 28, 1997     1.00        0.06            ($0.01)      0.05         (0.06)       (0.06)            $0.01       1.00
Feb. 28, 1996(b)  1.00        0.04              --         0.04         (0.04)       (0.04)             ___        1.00

                                                                  Ratio of
                                                                 Expenses to    Ratio of Net
                                                   Ratio of      Average Net     Investment
                                  Net Assets,    Expenses to   Assets Without     Income to
                   Total Return  End of Period   Average Net     Waivers and     Average Net
   Year Ended                    (In Millions)      Assets       Absorptions       Assets

Feb. 28, 1998     +5.6%          $1,484           0.2%           0.6%            5.4%
Feb. 28, 1997     +5.7%(c)        2,000           0.1%           0.6%            5.6%
Feb. 28, 1996(b)  +4.1%             942           0.0%*(d)       0.6%*           5.9%*

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) For the period from June 29, 1995 (inception) to February 29, 1996. Total return is not annualized.
     (c) Had the Advisor not made the capital contribution as described in the notes to the financial statements, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
     (d)     Amount calculated is less than $0.01 or 0.1%.

STRONG MONEY MARKET FUND

     SELECTED PER-SHARE DATA (a)
     ---------------------------

              Income From Investment Operations      Less Distributions                 Ratios and Supplemental Data
              ---------------------------------      ------------------                ------------------------------


                Net Asset
                Value,      Net          Net Realized  Total from    From Net                     Capital       Net Asset
                Beginning   Investment   Losses on     Investment   Investment      Total        Contribution  Value, End of
Year Ended      of Period   Income       Investments   Operations     Income    Distributions     (Note 4)        Period

Oct. 31, 1997     $1.00       $0.05           ($0.01)     $0.04        ($0.05)      ($0.05)      $0.01      $1.00
Oct. 31, 1996     1.00        0.05              ___        0.05         (0.05)       (0.05)        ___       1.00
Oct. 31, 1995(b)  1.00        0.05              ___        0.05         (0.05)       (0.05)        ___       1.00
Dec. 31, 1994     1.00        0.04              ___        0.04         (0.04)       (0.04)        ___       1.00
Dec. 31, 1993     1.00        0.03              ___        0.03         (0.03)       (0.03)        ___       1.00
Dec. 31, 1992     1.00        0.04              ___        0.04         (0.04)       (0.04)        ___       1.00
Dec. 31, 1991     1.00        0.06              ___        0.06         (0.06)       (0.06)        ___       1.00
Dec. 31, 1990     1.00        0.08              ___        0.08         (0.08)       (0.08)        ___       1.00
Dec. 31, 1989     1.00        0.09              ___        0.09         (0.09)       (0.09)        ___       1.00
Dec. 31, 1988     1.00        0.07              ___        0.07         (0.07)       (0.07)        ___       1.00
Dec. 31, 1987     1.00        0.06              ___        0.06         (0.06)       (0.06)        ___       1.00

                                                                  Ratio of
                                                                 Expenses to    Ratio of Net
                                                   Ratio of      Average Net     Investment
                                  Net Assets,    Expenses to   Assets Without     Income to
                   Total Return  End of Period   Average Net     Waivers and     Average Net
   Year Ended                    (In Millions)      Assets       Absorptions       Assets

Oct. 31, 1997     +5.3%(c)      $1,838          0.5%           0.9%            5.2%
Oct. 31, 1996     +5.4%          1,949          0.4%           0.8%            5.3%
Oct. 31, 1995(b)  +5.2%          1,934          0.0%*          0.7%*           6.1%*
Dec. 31, 1994     +4.0%          541            0.6%           0.9%            4.0%
Dec. 31, 1993     +2.9%          330            0.7%           1.0%            2.9%
Dec. 31, 1992     +3.7%          390            0.8%           1.1%            3.7%
Dec. 31, 1991     +6.1%          534            0.7%           1.0%            6.0%
Dec. 31, 1990     +8.1%          769            0.7%           0.9%            7.8%
Dec. 31, 1989     +9.2%          829            0.7%           1.0%            8.8%
Dec. 31, 1988     +7.5%          464            1.1%           1.1%            7.4%
Dec. 31, 1987     +6.4%          195            0.8%           1.1%            6.6%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) Total return is not annualized. In 1995, the Fund changed its fiscal year end from December to October.
     (c)     Had the Advisor not made the capital contribution as described in
Note 4, the adjusted total return would have been 4.5% for the year ended October 31, 1997.

STRONG MUNICIPAL MONEY MARKET FUND

     SELECTED PER-SHARE DATA (a)
     ---------------------------



                Income From Investment                                       Ratios and Supplemental Data
                      Operations            Less Distributions (b)
                ----------------------      ----------------------           ----------------------------



                   Net Asset,
                   Value,           Net          Total from   From Net                      Net Asset
                   Beginning        Investment   Investment   Investment     Total          Value, End   Total
Year Ended         of Period        Income       Operations   Income         Distributions  of Period    Return

Feb. 28, 1998      $1.00           $0.04           $0.04      ($0.04)       ($0.04)        $1.00         +3.6%
Feb. 28, 1997       1.00            0.03            0.03       (0.03)        (0.03)         1.00         +3.5%
Feb. 28, 1996(c)    1.00            0.01            0.01       (0.01)        (0.01)         1.00         +0.6%
Dec. 31, 1995       1.00            0.04            0.04       (0.04)        (0.04)         1.00         +4.1%
Dec. 31, 1994       1.00            0.03            0.03       (0.03)        (0.03)         1.00         +2.9%
Dec. 31, 1993       1.00            0.02            0.02       (0.02)        (0.02)         1.00         +2.5%
Dec. 31, 1992       1.00            0.03            0.03       (0.03)        (0.03)         1.00         +3.4%
Dec. 31, 1991       1.00            0.05            0.05       (0.05)        (0.05)         1.00         +5.2%
Dec. 31, 1990       1.00            0.06            0.06       (0.06)        (0.06)         1.00         +6.1%
Dec. 31, 1989       1.00            0.06            0.06       (0.06)        (0.06)         1.00         +6.1%
Dec. 31, 1988       1.00            0.05            0.05       (0.05)        (0.05)         1.00         +5.2%

                                                                                              Ratio of Net
                                                                                              Investment
                                                                           Ratio of Expenses  Income to Average
                                                     Net Assets, End of    to Average Net     Net Assets
Year Ended                                           Period (In Millions)  Assets

Feb. 28, 1998                                        $1,871                0.6%               3.5%
Feb. 28, 1997                                        1,895                 0.6%               3.5%
Feb. 28, 1996(c)                                     1,609                 0.6%*              3.6%*
Dec. 31, 1995                                        1,416                 0.6%               4.0%
Dec. 31, 1994                                        1,261                 0.6%               2.9%
Dec. 31, 1993                                        1,173                 0.7%               2.5%
Dec. 31, 1992                                        1,105                 0.7%               3.3%
Dec. 31, 1991                                        782                   0.7%               5.0%
Dec. 31, 1990                                        218                   0.8%               6.0%
Dec. 31, 1989                                        74                    0.9%               5.9%
Dec. 31, 1988                                        77                    0.8%               5.0%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b)     Tax-exempt for regular federal income tax purposes.
     (c) For the two month period ended February 29, 1996. Total return is not annualized.

STRONG MUNICIPAL ADVANTAGE FUND

   SELECTED PER-SHARE DATA (a)
   ---------------------------

              Income From Investment Operations     Less Distributions        Ratios and Supplemental Data
              ---------------------------------     ------------------     ----------------------------------

                 Net               Net          Total
                 Asset    Net      Realized     from    From     From              Net              Net
                 Value,   Invest-  and Un-      Invest- Net      Net      Total    Asset            Assets,
                 Begin-   ment     realized     ment    Invest-  Real-    Dis-     Value,           End of
                 ning of  In-      Gains on     Opera-  ment     ized     tribu-   End of   Total   Period (In
                 Period   come     Investments  tions   Income   Gains    tions    Period   Return  Millions)

Feb. 28, 1998   $5.01     $0.22    $0.02        $0.24   ($0.22)   __       $0.22)  $5.03   +5.0%    $1,012
Feb. 28, 1997    5.01     0.25      0.00(c)      0.25   (0.25)    $0.00(c) (0.25)   5.01   +5.1%    644
Feb. 29, 1996(b) 5.00     0.06      0.01         0.07   (0.06)     __      (0.06)   5.01   +1.4%    132

                                  Ratio of
                                  Expenses to     Ratio of Net
                    Ratio of      Average Net     Investment
                    Expenses to   Assets Without  Income to     Portfolio
                    Average Net   Waivers and     Average Net   Turnover
Year Ended          Assets        Absorptions     Assets        Rate

Feb. 28, 1998      0.4%          0.7%            4.5%          49.6%
Feb. 28, 1997     0.0%(c)        0.7%            5.0%          40.8%
Feb. 29, 1996 (b)  0.0%*         0.7%*           4.9%*         17.1%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) For the period from November 30, 1995 (inception) to February 29, 1996. Total return and portfolio turnover rate are not annualized.
     (c)     Amount calculated is less than $0.01 or 0.1%.

STRONG STEP 1 MONEY FUND

   SELECTED PER-SHARE DATA (a)
   ---------------------------

            Income From Investment     Less Distributions           Ratios and Supplemental Data
                  Operations
            ----------------------     ------------------     ---------------------------------------


               Net Asset                                                                                      Net Assets,
               Value,           Net          Total from   From Net                      Net Asset             End of
               Beginning        Investment   Investment   Investment     Total          Value, End   Total    Period (In
Year Ended     of Period        Income       Operations   Income         Distributions  of Period    Return   Millions)

Feb. 28, 1998(b)  $1.00         $0.00(c)     $0.00(c)       --           --             $1.00        +0.5%    $7

                                    Ratio of Expenses    Ratio of Net
                                    to Average Net       Investment
                Ratio of Expenses   Assets Without       Income to Average
                to Average Net      Waivers and          Net Assets
Year Ended      Assets              Absorptions

Feb. 28, 1998(b)  0.0%*              2.0%*               6.1%*

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) For the period from January 31, 1998 (inception) to February 28, 1998. Total return is not annualized.
     (c)     Amount calculated is less than $0.01 or 0.1%.

                                   HIGHLIGHTS


INVESTMENT OBJECTIVES AND POLICIES


Each Fund has distinct investment objectives and policies. Each Fund seeks to provide income consistent with its maturity, quality, and other standards as set forth under "Investment Objectives and Policies."


IMPLEMENTATION OF POLICIES AND RISKS


While the Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds may not engage in derivative transactions, the Municipal Advantage and Advantage Funds may engage in such transactions, including options, futures, and options on futures transactions within specified limits. Each Fund may invest in when-issued securities, illiquid securities, and repurchase agreements. In addition, the Heritage Money, Money Market, Step 1 Money, and Advantage Funds may also invest in foreign securities. Each Fund may engage in reverse repurchase agreements and mortgage dollar roll transactions. The Municipal Advantage and Advantage Funds may invest a portion of their assets in junk bonds. (See "Implementation of Policies and Risks" and "Fundamentals of Fixed Income Investing - Credit Quality.")


MANAGEMENT


The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $30 billion. (See "About the Funds - Management.")


PURCHASE AND REDEMPTION OF SHARES


You may purchase or redeem shares of a Fund at net asset value. There are no 12b-1 charges and, with the exception of the Heritage Money Fund, no redemption fees. The Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds seek to maintain stable net asset values of $1.00 per share. The net asset values of the Municipal Advantage and Advantage Funds change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strong-funds.com. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")


SHAREHOLDER SERVICES


Shareholder benefits provided by each Fund include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; and, with the exception of the Heritage Money Fund, free check writing and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")


DIVIDENDS AND OTHER DISTRIBUTIONS


The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains, if any, annually. (See "About the Funds - Distributions and Taxes.")


                       INVESTMENT OBJECTIVES AND POLICIES


The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Cash Management Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.


Each Fund's return and risk potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, longer-maturity fixed-income securities carry higher yields and greater price volatility than shorter-term fixed-income securities.

Similarly, fixed-income securities issued by less-creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Fundamentals of Fixed Income Investing" for a more detailed discussion of the principles and risks associated with fixed-income securities.)


COMPARING THE FUNDS


The following summary is intended to help distinguish the Funds and help you determine their suitability for your investments.


                        AVERAGE          CREDIT         INCOME     DEGREE OF
FUND                    MATURITY         QUALITY        POTENTIAL  SHARE-PRICE
                                                                   FLUCTUATION
----------------------  ---------------  -------------  ---------  ---------------
Heritage Money          90 days or less  Two highest    Low        Stable, but not
Money Market                                                       guaranteed
Municipal Money Market
Step 1 Money
----------------------  ---------------                 ---------  ---------------
Municipal Advantage     1 year or less   At least 90%   Low to     Very low
                                         investment     Moderate
                                         grade*
----------------------  ---------------  -------------  ---------
Advantage               1 year or less   At least 75%   Low to     Very low
                                         investment     Moderate
                                         grade*

----------------------  ---------------  -------------  ---------



* The Advantage Fund and the Municipal Advantage Fund may invest up to 25% and 10%, respectively, of their assets in junk bonds rated BB by S&P or another nationally recognized statistical rating organization or "NRSRO."


The Municipal Money and Municipal Advantage Funds are designed for investors whose income tax levels enable them to benefit from tax-exempt income. In general, neither of these Funds is an appropriate investment for tax-deferred retirement plans, such as Individual Retirement Accounts.


Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' SAI. Those restrictions, each Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described in this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.


STRONG HERITAGE MONEY FUND


The Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.


The Fund is designed for investors who are willing to maintain a balance of at least $25,000 in order to pursue higher yields from lower expenses and to gain greater control over their transaction costs. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.


The Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risks. The Fund restricts its investments to instruments that meet the maturity and quality standards required or permitted by Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") for money market funds. Accordingly, the Fund:


(i)      limits its average portfolio maturity to ninety days or less;
(ii)      buys only securities with remaining maturities of 397 days or less;
and
(iii) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.


The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality. The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality. (See "Fundamentals of Fixed Income Investing - Credit Quality.")


STRONG MONEY MARKET FUND


The Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund's investments include corporate, bank, and government instruments that present minimal credit risk.


The Fund is designed for investors who seek money-market yields with no anticipated fluctuations in principal. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes dramatically. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.


The Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risk. The Fund may also participate in pooled transactions involving these types of securities with other Strong Funds. The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for money market funds. Accordingly, the Fund:


(i)      limits its average portfolio maturity to ninety days or less;
(ii)      buys only securities with remaining maturities of 397 days or less;
and
(iii) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.


The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality. The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.


STRONG MUNICIPAL MONEY MARKET FUND


The Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity.


The Fund is designed for investors who seek income exempt from federal income taxes with no anticipated fluctuations in principal. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments, including high-quality municipal obligations, can change in value when interest rates or an issuer's creditworthiness changes significantly. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.


The Fund invests in a diversified portfolio of high-quality, short-term municipal obligations. (See "Implementation of Policies and Risks - Municipal Obligations.") The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for tax-exempt money market funds. Accordingly, the Fund:


(i)      limits its average portfolio maturity to ninety days or less;
(ii)      buys only obligations with remaining maturities of 397 days or less;
and
(iii) buys only U.S. dollar-denominated obligations that present minimal credit risk and are "high quality," meaning they are rated in one of the top two rating categories by at least one NRSRO or are unrated and determined by the Advisor to be of comparable quality. (See "Fundamentals of Fixed Income Investing - Credit Quality.")


As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal market conditions. (See "Implementation of Policies and Risks - Debt Obligations - Municipal Obligations.") Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers. (Consult with your tax adviser to determine whether you are subject to the AMT, and see "About the Funds - Distributions and Taxes" for more information.) The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.


STRONG STEP 1 MONEY FUND


The Step 1 Money Fund seeks current income, a stable share price, and daily liquidity. The Fund's investments include corporate, bank, and government instruments that present minimal credit risk. Only individuals may become shareholders of the Step 1 Money Fund.


Recognizing that cash and liquidity are important parts of any investor's portfolio, the Step 1 Money Fund has been designed to help individual investors take a first step toward building a diversified investment portfolio. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.


The Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risk. The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for money market funds. Accordingly, the Fund:


(i)      limits its average portfolio maturity to ninety days or less;
(ii)      buys only securities with remaining maturities of 397 days or less;
and
(iii) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.

The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality. The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.


STRONG ADVANTAGE FUND


The Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term investment-grade debt obligations. The Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest principal fluctuation in order to achieve that objective. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY. The Fund's investments include a combination of high-quality money market instruments, as well as securities with longer maturities and debt obligations of lower quality. Under normal market conditions, it is anticipated that the Fund will maintain an average effective portfolio maturity of one year or less. There is no maturity limit on any individual bond in the Fund's portfolio. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.


Under normal market conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB or higher by S&P). The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality. In general, non-investment-grade securities are regarded as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. However, because these securities compose the tier immediately below investment grade, they are considered the least speculative non-investment-grade securities. (See "Fundamentals of Fixed Income Investing - Credit Quality.")


STRONG MUNICIPAL ADVANTAGE FUND


The Municipal Advantage Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade municipal obligations.


The Fund is designed for investors who seek higher tax-exempt yields than municipal money market funds generally offer and who are willing to accept some modest principal fluctuation in order to achieve that objective. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY. The Fund's investments include a combination of high-quality money market instruments, as well as securities with longer maturities and debt obligations of lower quality. Under normal market conditions, it is anticipated that the Fund will maintain an average effective portfolio maturity of one year or less. There is no maturity limit on any individual bond in the Fund's portfolio. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.


Under normal market conditions, the Fund will invest at least 90%, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (E.G., BBB or higher by Standard & Poor's Ratings Group or "S&P"). However, the Fund may invest up to 10% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality. BB securities compose the tier immediately below investment grade and are considered the least speculative non-investment-grade security. (See "Fundamentals of Fixed Income Investing - Credit Quality.")

As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal market conditions. (See "Implementation of Policies and Risks - Debt Obligations - Municipal Obligations.") Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers. (Consult with your tax adviser to determine whether you are subject to the AMT, and see "About the Fund - Distributions and Taxes" for more information.) The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund may invest in taxable bonds to take advantage of capital gain opportunities.

                                FUNDAMENTALS OF
                             FIXED INCOME INVESTING
The Funds may invest in a wide variety of debt obligations and other securities. (See "Implementation of Policies and Risks - Debt Obligations.") Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain debt obligations, including municipal obligations, (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" the obligation before its maturity. Issuers are most likely to call such obligations during periods of falling interest rates. As a result, a Fund may be required to invest the unanticipated proceeds of the called obligations at lower interest rates, which may cause the Fund's income to decline.

Although the net asset values of the Municipal Advantage and Advantage Funds are expected to fluctuate, the Advisor actively manages each Fund's portfolio and adjusts its average effective portfolio maturity according to the Advisor's interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative changes in net asset value. The Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds each seek to maintain a stable net asset value of $1.00 per share.

PRICE VOLATILITY

The market value of debt obligations, including municipal obligations, is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY

In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A Fund's portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put-exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis, as determined by the Advisor, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds will calculate portfolio maturity in accordance with Rule 2a-7 under the 1940 Act.

CREDIT QUALITY

The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less-creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of NRSROs, which include Standard & Poor's Ratings Group ("S&P"), Moody's Investor Services, Duff & Phelps Rating Co., Thomson BankWatch, Inc., and Fitch IBCA, Inc. Please refer to the Appendix in the Funds' SAI for a more detailed description of the ratings of the NRSROs.

INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:
- U.S. government securities;
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (E.G., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (E.G., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (E.G., A- 3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.

Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective, and with respect to the Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds, Rule 2a-7 under the 1940 Act. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO.


HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;

- greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;

- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities. As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and/or interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.

It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by a Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

See the Appendix for information concerning the credit quality of the Municipal Advantage and Advantage Funds' investments throughout the fiscal periods ended February 28, 1998.

                      IMPLEMENTATION OF POLICIES AND RISKS
In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the SAI.
DEBT OBLIGATIONS

The Heritage Money, Money Market, and Step 1 Money Funds limit their investments to corporate, bank, and government debt obligations that meet the requirements of Rule 2a-7 under the 1940 Act. The Municipal Money Fund generally limits its investments to municipal obligations that meet the requirements of Rule 2a-7 under the 1940 Act. The Municipal Advantage and the Advantage Funds generally invest in any type of debt obligation consistent with the Funds' investment objectives and policies. For additional information, see "Investment Objectives and Policies."


TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations; (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) trust preferred securities - certain obligations which have characteristics of both debt and preferred stock; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and
(xii) municipal obligations.


U.S. GOVERNMENT SECURITIES


U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association

("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.
Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement, such as letters of credit, reserve funds, overcollateralization, and guarantees by third parties.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Stripped mortgage- or asset-backed securities receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

LOAN INTERESTS

Loan interests are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund may have a maturity of any number of days or years, and may be secured or unsecured. Loan interests, which may take the form of participation interests in, assignments of, or notations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

MUNICIPAL OBLIGATIONS
IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, municipal lease obligations, and mortgage-backed bonds.
BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. A Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. A Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that a Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.
FOREIGN SECURITIES AND CURRENCIES

The Heritage Money, Money Market, Step 1 Money, and Advantage Funds each may invest up to 25% of their net assets directly or indirectly in foreign securities. In accordance with Rule 2a-7 under the 1940 Act, the Heritage Money, Money Market, and Step 1 Money Funds will limit their investments in foreign securities to those denominated in U.S. dollars. The Funds may invest in U.S. securities enhanced as to credit quality or liquidity by foreign issuers without regard to this limitation. Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets, and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter ("OTC") markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.


Because the Advantage Fund may invest in foreign securities which are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances-of-payments, governmental intervention, speculation, and other political and economic conditions.

The Advantage Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")
REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A Fund may enter into repurchase agreements with respect to any security in which it may invest. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.
DERIVATIVE INSTRUMENTS
The Advantage and Municipal Advantage Funds may use derivative instruments for any lawful purpose consistent with each Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, OTC options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.


An option is a contract in which the "holder" ("buyer") pays a certain amount ("premium") to the "writer" ("seller") to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales, in which a Fund sells a security for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; (vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap";
(vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.


Derivatives may be exchange-traded or OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.

The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.


A Fund may also use derivative instruments to make investments that are consistent with a Fund's investment objective but that are impracticable or not feasible in the cash market (E.G., using derivative instruments to create a synthetic security or to derive exposure to a region or asset class when cash markets are inefficient and/or illiquid). A Fund will only engage in this strategy when the Advisor reasonably believes it to be more advantageous to the Fund.


In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new trading techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES


Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued or delayed-delivery securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases these types of securities, it immediately assumes the risk of ownership, including the risk of price fluctuation.


The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.

ILLIQUID SECURITIES

The Advantage and Municipal Advantage Funds may each invest up to 15% of their net assets in illiquid securities. The Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds may each invest up to 10% of their respective net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Advantage Fund may invest without limitation and the Municipal Advantage Fund may invest up to 15% of its net assets in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986 ("IRC") and avoid a certain excise tax, the Funds may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

Each Fund may enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, a Fund would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds.
The Funds may also engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.
The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage. The Heritage Money and Municipal Money Funds only engage in transactions permissible under Rule 2a-7.
PARTICIPATION INTERESTS

If a Fund may invest in municipal obligations, it may also invest in participation interests in municipal obligations without limitation. A participation interest gives a Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. A Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If a Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets a Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

STANDBY COMMITMENTS
In order to facilitate portfolio liquidity, the Municipal Money and Municipal Advantage Funds may each acquire standby commitments from brokers, dealers, or banks with respect to securities in their respective portfolios. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which a Fund obtains standby commitments to evaluate those risks.

SECTOR CONCENTRATION
From time to time, the Municipal Money and Municipal Advantage Funds may each invest 25% or more of their respective net assets in municipal obligations that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities. Such related sectors may include hospitals, retirement centers, pollution control, single-family housing, multiple-family housing, industrial development, utilities, education, and general obligation bonds. The Municipal Money and Municipal Advantage Funds also may invest 25% or more of their respective net assets in municipal obligations whose issuers are located in the same state.
CASH MANAGEMENT

The Municipal Advantage and Advantage Funds may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share. Each Fund may also participate in pooled transactions involving cash and short-term fixed-income securities with other Strong Funds.

PORTFOLIO TURNOVER
The Municipal Advantage and Advantage Funds' historical portfolio turnover rate is listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.
                              ABOUT THE FUNDS
MANAGEMENT

The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively "Advisory Agreements") with Strong Capital Management, Inc. ("Advisor"). Except for the management fee arrangements, the Advisory Agreements are substantially identical. The Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.


ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of May 31, 1998, the Advisor had over $30 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.


As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds, 0.50%; and Municipal Advantage and Advantage Funds, 0.60%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.


Except for expenses assumed by the Advisor or Strong Funds Distributors, Inc., the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

The Advisor permits portfolio managers and other persons who may have access to information about the purchase or sale of securities in the Funds' portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's policy governing personal investing. The policy requires access persons to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to a Fund or to the Advisor's other advisory clients. Among other things, the policy requires access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.

YEAR 2000 RISKS. Like other mutual funds and financial and business operations around the world, the Funds could be adversely affected if the computer software, and to a lesser extent, hardware used by the Advisor and other service providers are not able to process and calculate date-related information and data before, during, and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer software and hardware that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong Cash Management Funds.
STRONG HERITAGE MONEY FUND

                            STRONG MONEY MARKET FUND
                            STRONG STEP 1 MONEY FUND


JAY N. MUELLER. Mr. Mueller joined the Advisor in September 1991 as a securities analyst and portfolio manager. For four years prior to that, he was a securities analyst and portfolio manager with R. Meeder & Associates of Dublin, Ohio. Mr. Mueller received his B.A. in Economics in 1982 from the University of Chicago. Mr. Mueller is also a Chartered Financial Analyst. He has managed the Strong Heritage Money Fund since its inception in June 1995, the Strong Money Market Fund since September 1991, and the Strong Step 1 Money Fund since January 1998.

                     STRONG MUNICIPAL MONEY MARKET FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

STEVEN D. HARROP. A Chartered Financial Analyst, Mr. Harrop joined the Advisor in 1991. Previously, he was employed by USAA Investment Management Company, where he co-managed a balanced fund and managed five tax-exempt funds. Mr. Harrop received his B.S. in Business in 1972 from Brigham Young University and his M.M. in Business in 1973 from Northwestern University. He has managed the Strong Municipal Money Market Fund since 1991 and the Strong Municipal Advantage Fund since its inception in November 1995.

STRONG ADVANTAGE FUND

JEFFREY A. KOCH. Mr. Koch joined the Advisor as a portfolio manager and securities analyst in June 1989. For a brief period prior to that, he was a market-maker clerk at Fossett Corporation, a clearing firm. Mr. Koch received his B.A. in Economics in 1987 from the University of Minnesota-Morris and his M.B.A. in Finance in 1989 from Washington University in St. Louis, Missouri. Mr. Koch is also a Chartered Financial Analyst. Mr. Koch has managed or co-managed the Strong Advantage Fund since 1991.

LYLE J. FITTERER. Mr. Fitterer joined the Advisor in 1989 after receiving his B.S. in Accounting in 1989 from the University of North Dakota. Previously, he served the Advisor as a fixed-income research analyst and trader. Mr. Fitterer has also served as a trader for the Advisor's equity products and as manager of the Strong Funds' fixed-income accounting department. He is a Certified Public Accountant. Mr. Fitterer has co-managed the Fund since March 1997.

TRANSFER AND DIVIDEND-DISBURSING AGENT
The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds. DISTRIBUTOR
Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.
ORGANIZATION

SHAREHOLDER RIGHTS. The Heritage Money and Step 1 Money Funds are both series of common stock of Strong Heritage Reserve Series, Inc., and the Municipal Money and Municipal Advantage Funds are both series of common stock of Strong Municipal Funds, Inc. Strong Heritage Reserve Series, Inc., Strong Municipal Funds, Inc., Strong Money Market Fund, Inc., and Strong Advantage Fund, Inc. are each Wisconsin corporations authorized to issue an indefinite number of shares of common stock and series and classes of shares of common stock. Each share of each Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold annual meetings of shareholders unless required by the 1940 Act. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Fund to assist the shareholders in calling such a meeting.


SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing the Fund. The Fund must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.

The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains, if any, and gains from foreign currency transactions, if any, annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains. Each Fund declares dividends on each day its net asset value is calculated, except for bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which a Fund's net asset value was most recently calculated.

If you have chosen to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive other than exempt-interest dividends declared by the Municipal Money and Municipal Advantage Funds as described below ("taxable distributions") that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any). Distributions by the Municipal Advantage and Advantage Funds from net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Funds' taxable distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain taxable distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. All state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations, although there are conditions to this treatment in some states. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.
If a Fund's taxable distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.
With respect to the Municipal Money and Municipal Advantage Funds, if the Funds satisfy certain requirements described under "Taxes" in the SAI - which the Funds intend to continue to do - dividends paid by the Funds from the interest earned on municipal bonds will constitute "exempt-interest dividends" and will not be subject to federal income tax. However, the Funds may invest in municipal bonds the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends distributed to corporate shareholders also may be subject to the AMT regardless of the types of municipal bonds in which the Funds invest, depending on the corporation's tax status. Distributions by the Funds may be subject to state and local taxes, depending on the laws of your home state and locality. You will be subject to federal income tax at ordinary income rates on any income dividends you receive that are derived from interest on taxable securities or from net realized short-term capital gains.
YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

SHARES SOLD OR EXCHANGED. With respect to the Municipal Advantage and Advantage Funds only, your redemption of shares of the Fund may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of the Fund for shares of another Strong Fund. If you purchase shares of one of these Funds within 30 days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. In addition, if you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan." In addition, if you redeem all shares in an account at any time during a month, dividends credited to the account since the beginning of the month through the day of redemption may be paid with the redemption proceeds.

BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all taxable dividends (in the case of the Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds), and from all dividends, capital gain distributions, and redemption proceeds (in the case of the Municipal Advantage and Advantage Funds), payable to you. Withholding at that rate from taxable dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.


TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the IRC and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.

This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.
PERFORMANCE INFORMATION

Each Fund may advertise a variety of types of performance information, including "yield," "average annual total return," "total return," and "cumulative total return." The Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds may also advertise "effective yield." In addition, the Municipal Money and Municipal Advantage Funds may also advertise "equivalent taxable yield." Each of these figures is based upon historical results and does not represent the future performance of a Fund.


Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. The Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds' yield and effective yield are measures of the net investment income per share earned by such Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by a Fund will be reinvested. The Municipal Advantage and Advantage Funds' yield is a measure of the net investment income per share earned by a Fund over a specific 30-day period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period. Equivalent taxable yield represents the amount a taxable investment would need to generate to equal a Fund's yield for an investor at stated tax rates.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.

                               SHAREHOLDER MANUAL


HOW TO BUY SHARES                                            II-1
DETERMINING YOUR SHARE PRICE                                 II-6
HOW TO SELL SHARES                                           II-7
SHAREHOLDER SERVICES                                         II-10
REGULAR INVESTMENT PLANS                                     II-12
RETIREMENT PLAN SERVICES                                     II-14
SPECIAL SITUATIONS                                           II-14



HOW TO BUY SHARES


All the Strong Funds are 100% NO-LOAD, meaning you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Municipal Advantage and Advantage Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order. Your money will begin earning dividends the first business day after your purchase order is accepted in proper form.


PLEASE NOTE THAT THE MAXIMUM INVESTMENT IN THE STEP 1 MONEY FUND IS $20,000. This means that you may not make a purchase of shares if the amount purchased would cause the value of your account to exceed $20,000. In addition, you may only open one regular and one IRA account in the Step 1 Money Fund.


Whether you are opening a new account or adding to an existing one, the Fund provides you with several methods to buy its shares.

                             TO OPEN A NEW ACCOUNT

MAIL                                                                 BY CHECK
            Complete and sign the application. Make your check or money order payable to "Strong Funds."
          Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
          you're using an express delivery service, send to Strong Funds, 900
                          Heritage Reserve, Menomonee Falls, Wisconsin 53051.
                                                                  BY EXCHANGE
      Call 1-800-368-3863 for instructions on establishing an account with an exchange by mail.


       TELEPHONE                                                                 BY EXCHANGE
                     Call 1-800-368-3863 to establish a new account by exchanging funds from
  1-800-368-3863                                           an existing Strong Funds account.
24 HOURS A DAY,   Sign up for telephone exchange services when you open your account. To add
   7 DAYS A WEEK    the telephone exchange option to your account, call 1-800-368-3863 for a
                                                           Shareholder Account Options Form.
                  Please note that your accounts must be identically registered and that you must exchange enough into the new account to meet the minimum initial investment.
                  Or use STRONG DIRECTSM, Strong Funds' automated telephone response system.
                                                                        Call 1-800-368-7550.



IN PERSON  Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800
                                              368-3863 for hours and directions.
                                                            The Investor Center
                                      canwill only accept checks or money orders
                                                made payable to "Strong Funds."



WIRE  Call 1-800-368-3863 for instructions on opening an account by wire.


        AUTOMATICALLY  USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."(1)
PLEASE NOTE THAT THE   If you sign up for Strong's Automatic Investment Plan when you open your
AUTOMATIC INVESTMENT         account and contribute monthly, Strong Funds will waive the Fund's
PLAN MAY BE                               minimum initial investment (see chart on page II-4).
DISCONTINUED FOR THE              Complete the Automatic Investment Plan section on the account
STEP 1 MONEY FUND                                                                  application.
WHEN YOUR NEXT                                Mail to the address indicated on the application.
PURCHASE WOULD CAUSE
THE ACCOUNT TO EXCEED
$20,000.



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
   BROKER    You may purchase shares in the Fund through a broker-dealer or other
DEALER(2)                          institution that may charge a transaction fee.
           Strong Funds may only accept requests to purchase shares into a broker dealer street name account from the broker-dealer.


(1)     Not available for the Heritage Money Fund.


(2)     Not available for the Step 1 Money Fund.

                         TO ADD TO AN EXISTING ACCOUNT

BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage
  Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.

- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.

- Please note that the accounts must be identically registered and that the minimum exchange is $50(1) or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE

- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone.(2) To add this option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.

Or use STRONG DIRECT SM, Strong Funds' automated telephone response system.
Call 1-800-368-7550.

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call
  1-800-368-3863 for hours and directions.

- The Investor Center will only accept checks or money orders made payable to "Strong Funds."


Call 1-800-368-3863 for instructions on adding to an account by wire.

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.

- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum
  $50)(1) into your Strong Funds account from your bank checking, savings, or NOW account. Complete the Automatic Investment Plan section on the account application.


- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50)(3) from one eligible Strong Funds account to another. Call 1-800-368-3863 for an application.

- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50)(3) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call
  1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase shares into a broker-dealer street name account from the broker-dealer.

(1)     Not available for the Heritage Money Fund.


(2)     With respect to the Heritage Money Fund, additional investments from
$1,000 to $25,000 may be     made.


(3)     The minimum amount for the Heritage Money Fund is $1,000


                                      34

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic
  Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

- Step 1 Money Fund Account Limit - You may only open one regular and one IRA account in the Fund. In addition, only individuals may open accounts in the Fund (including individual trust accounts).


- A Fund reserves the right to:


(i) decline to accept your purchase order upon receipt for any reason, and;


  (ii)     With respect to the Step 1 Money Fund, reverse purchase transactions
 that have caused the value      of your account to exceed $20,000 and close
 accounts that exceed the Fund's account limit      including the redemption of
 all shares in such account.


- Step 1 Money Fund Maximum Investment Requirement - PLEASE NOTE THAT THE
  MAXIMUM INVESTMENT IN THE FUND IS $20,000. This means that you may not make a purchase of shares if the amount purchased would cause the value of your account to exceed $20,000.


- Exchange Feature - Please note that certain Strong Funds that you may exchange into may impose a redemption fee of 0.5% on shares held for less than six months.


- Minimum Investment Requirements:




To open a regular account                      $2,500 (Heritage Money - $25,000)
                                                         (Step 1 Money - $1,000)

To open an IRA, Roth IRA,
or one-person SEP-IRA account                    $250 (Heritage Money - $25,000)

To open an Education IRA account                 $500*

To open an UGMA/UTMA account                     $250

To add to an existing account                     $50 (Heritage Money - $1,000)


For Heritage Money, Advantage, and Money Market Funds Only:

To open a SIMPLE, SEP-IRA, Keogh, Profit Sharing
or Money Purchase Pension Plan, or 403(b) account.   ........the lesser of $250
                                                               or $25 per month
                                                     (Heritage Money - $25,000)

To open a qualified retirement plan
account where the Advisor or a financial
intermediary provides administrative services                        No Minimum
                                                     (Heritage Money - $25,000)



* Not eligible for the Automatic Investment Plan and No-Minimum Investment Program. Education IRA accounts may not be opened in the Heritage Money Fund.


All of the Funds (except the Heritage Money Fund) offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and invest monthly (described on page II-12). Unless you participate in the

Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.
Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

- ACCOUNT MAINTENANCE (HERITAGE MONEY FUND). With respect to the Heritage Money Fund only, the Advisor, acting as the Fund's transfer agent, reserves the right to deduct a quarterly account maintenance fee of $3.00 for accounts with a value of less than $25,000. The fee will not be deducted if a shareholder's total assets in Strong Funds equals $100,000 or more. Eligibility for the waiver is determined by aggregating Strong Funds mutual fund accounts maintained by the Fund's transfer agent that are registered under the same tax identification number or that list the same tax identification number for the custodian of a Uniform Gifts/Transfers to Minors Act account. If your Heritage Money Fund account falls below $25,000, you may be given notice to re-establish the minimum balance. If you do not so increase your balance within 60 days, the Advisor reserves the right to close your account and send the proceeds to you. Note that retirement accounts that fall below the $25,000 minimum are subject to being closed which may result in the imposition of income tax withholding requirements and other penalties.

- MUNICIPAL MONEY FUND. Shareholders of the Municipal Money Fund with account balances of $5 million or greater who have completed the appropriate documentation will receive a dividend on the day of a purchase transaction (a "Same-Day Dividend") if the transaction is conducted in accordance with the following procedures. Shareholders who have account balances of less than $5 million but whose purchase transaction would increase the account balances to $5 million or greater may also receive a Same-Day Dividend. To receive a Same-Day Dividend, you must place an irrevocable purchase order by calling 1-800-733-2274 before 9:00 a.m. Central Time ("CT"). Payment by federal funds must be received by Firstar Bank, N.A., the Fund's agent, by 2:30 p.m. CT that day. Any failure to deliver payment by such deadline may result in cancellation of the order or liability for the resulting interest expense. Payment for the purchase must be wired as follows:
     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA routing number: 075000022
     Account number: 112737-090
     For further credit to: (insert your account number and registration) DETERMINING YOUR SHARE PRICE

Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining the NAV.

With respect to the Municipal Advantage and Advantage Funds, debt securities, including municipal obligations, are valued at fair market value as determined by a pricing service that is designated by the Board of Directors of each Fund. The pricing service generally values securities at the average of the most recent bid and asked prices, but may also look to such factors as market transactions among institutional investors and dealer quotations for similar securities in determining the value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Any debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost.

The securities in the portfolios of the Heritage Money, Money Market, Municipal Money, and Step 1 Money Funds are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, management believes it will be possible to maintain the NAV of these Funds at $1.00 per share. Calculations are periodically made to compare the value of a Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated by reference to market values and a Fund's $1.00 per share NAV, or if there were any other deviation that the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated.

HOW TO SELL SHARES
You can access the money in your account at any time by selling (redeeming) some or all of your shares back to a Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.

With respect to the Heritage Money Fund only, unless your total assets in Strong Funds equals $100,000 or more, the Fund reserves the right to deduct from your account a $3.00 transaction fee for each redemption, exchange, or check. There are no transaction fees for redemptions in the Money Market, Municipal Money, Step 1 Money, Municipal Advantage, and Advantage Funds.

To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations - Signature Guarantees.")


                                               TO SELL SHARES

---------------------------
MAIL                                                   FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
($3 FEE FOR HERITAGE          Write a "letter of instruction" that includes the following information: your
MONEY FUND)                       account number, the dollar amount or number of shares you wish to redeem,
FOR YOUR PROTECTION CERTAIN   each owner's name, your street address, and the signature of each owner as it
REDEMPTION REQUESTS MAY                                                             appears on the account.
REQUIRE A SIGNATURE              Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're
GUARANTEE. SEE "SPECIAL          using an express delivery service, send to 900 Heritage Reserve, Menomonee
SITUATIONS - SIGNATURE                                                              Falls, Wisconsin 53051.
GUARANTEES."                                                                             FOR TRUST ACCOUNTS
                             Same as above. Please ensure that all trustees sign the letter of instruction.
                                                                                    FOR OTHER REGISTRATIONS
                                                                      Call 1-800-368-3863 for instructions.


TELEPHONE                  Sign up for telephone redemption services when you open your account. To add the
($3 FEE FOR HERITAGE     telephone redemption option to your account, call 1-800-368-3863 for a Shareholder
MONEY FUND)                                                                          Account Options Form.
                          Once the telephone redemption option is in place, you may sell shares(1) by phone
1-800-368-3863                                    and arrange to receive the proceeds in one of three ways:
24 HOURS A DAY,
7 DAYS A WEEK                                                                    TO RECEIVE A CHECK BY MAIL
                              We will mail a check to the address to which your account is registered at no charge. (EXCEPT WITH RESPECT TO THE HERITAGE MONEY FUND, FOR WHICH A $3 FEE
                                                                                           MAY BE CHARGED).
                       If you wish to redeem shares in the Fund, for an additional $10 fee, we will deliver your check via an expedited delivery service.
                                                                                          TO DEPOSIT BY EFT
                                  We will transmit the proceeds by Electronic Funds Transfer (EFT) to a pre authorized bank account at no charge. (EXCEPT WITH RESPECT TO THE HERITAGE
                                    MONEY FUND, FOR WHICH A $3 FEE MAY BE CHARGED.) Usually, the funds will arrive at your bank two banking days after we process your redemption.
                                                                                         TO DEPOSIT BY WIRE
                              For a $10 fee, we will transmit the proceeds by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next banking day after we process your redemption. There may be an additional $3 fee charged for a
                                                                               Heritage Money Fund account.
                               You may also use STRONG DIRECTSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.



CHECK WRITING                   Sign up for the free (EXCEPT WITH RESPECT TO THE HERITAGE MONEY FUND) check-writing
($3 PER CHECK FEE FOR HERITAGE    privilege when you open your account. To add check writing to an existing account
MONEY FUND)                                                     or to order additional checks, call 1-800-368-3863.
(LIMITED TO WRITING THREE                   Please keep in mind that all check redemptions must be for a minimum of
CHECKS ON A STEP 1 MONEY                             $500(1) and that you cannot write a check to close an account.
FUND ACCOUNT)




AUTOMATICALLY(2)            You can set up automatic withdrawals from your account at regular intervals. To
($3 FEE FOR HERITAGE MONEY    establish the Systematic Withdrawal Plan, request a form by calling 1-800-368
FUND)                          3863.




BROKER-DEALER(2)  You may also redeem shares through broker-dealers or other financial
(VARIES BY                            intermediaries who may charge a transaction fee.
INSTITUTION)


(1)     The minimum amount for the Heritage Money Fund is $1,000.
(2)     Not available for Step 1 Money Fund

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check or electronic transaction has cleared your bank, which generally occurs within ten calendar days.


- You may be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.

- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- For complete redemptions from the Heritage Money Fund only, the $3.00 transaction fee charged by the Heritage Money Fund will be deducted from the proceeds of the transaction. For partial redemptions, the $3.00 transaction fee will be deducted from your account.
- MUNICIPAL MONEY FUND. Shareholders of the Municipal Money Fund with account balances of at least $5 million who have completed the appropriate documentation may receive a redemption wire on the day of a redemption transaction (a "Same-Day Wire") if the redemption order is placed by calling 1-800-733-2274 by 9:00 a.m. CT. Dividends will not be earned on the day of redemption on amounts redeemed with a same-day wire. If you redeem all shares in an account, dividends credited to the account since the beginning of the month up to the day of redemption will be paid the day after redemption proceeds are paid.
REDEMPTIONS IN KIND

For each Fund (except for the Step 1 Money Fund), if the Advisor determines that existing conditions make cash payments undesirable, redemption payments (including the satisfaction of share drafts) may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS
- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.

Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In these situations, investors may want to consider using STRONGDIRECTSM, our automated telephone system, to effect such a transaction by calling 1-800-368-7550.

SHAREHOLDER SERVICES
INFORMATION SERVICES
24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.

STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the STRONG DIRECTSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code.


STRONG NETDIRECTSM. Available 24 hours a day from your personal computer, STRONG NETDIRECTSM allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.


To register for netDirect, please visit our web site at http://www. strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as an annual report containing audited financial statements and a semi-annual report.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible or call us at 1-800-368-3863 if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
     1.      a written request to change the address,
     2.      the account number(s) for which the address is to be changed,
     3.      the new address, and
     4.      the signatures of all owners of the accounts.
Please send your request to the address on the cover of this Prospectus. Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.
TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing, by telephone, or through your personal computer. By establishing exchange services, you authorize the Fund and its agents to act upon your instruction through the telephone or personal computer to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder at any time.


CHECK-WRITING PRIVILEGES. You may also redeem shares by check in amounts of $500 or more ($1,000 or more for the Heritage Money Fund). With respect to all of the Funds except the Heritage Money Fund, there is no charge for this privilege. The Step 1 Money Fund has a limit of three checks for your account. The Heritage Money Fund may charge a $3.00 redemption fee per check written unless your total assets in Strong Funds is $100,000 or more. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. In addition, a check may not be honored if the check results in you redeeming more than the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and the Advisor determines that existing conditions make cash payments undesirable. Checks are supplied free of charge, and additional checks will be sent to you upon request. The Funds do not return the checks you write, although copies are available upon request.

You may place stop-payment requests on checks by calling Strong Funds at 1-800-368-3863. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by Strong Funds.
If there are insufficient cleared shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $10 will be charged to the account.
REGULAR INVESTMENT PLANS

AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking, savings, or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more ($1,000 for the Heritage Money Fund). You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application. THE AUTOMATIC INVESTMENT PLAN WILL BE DISCONTINUED FOR THE STEP 1 MONEY FUND WHEN YOUR NEXT AUTOMATIC PURCHASE WOULD CAUSE YOUR ACCOUNT BALANCE TO EXCEED $20,000.


PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50 for all but Heritage Money Fund, which requires a minimum of $1,000) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

To establish Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer. THE PAYROLL DIRECT DEPOSIT PLAN MAY BE DISCONTINUED FOR THE STEP 1 MONEY FUND WHEN YOUR NEXT AUTOMATIC PURCHASE WOULD CAUSE YOUR ACCOUNT BALANCE TO EXCEED $20,000.


AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50 for all but Heritage Money Fund, which requires a minimum of $1,000) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.


To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 (the Heritage Money Fund requires $50,000 initial account balance in such Fund and the Step 1 Money Fund requires $2,500 initial account balance in such Fund) in the first account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan. The Heritage Money Fund charges a $3.00 fee for each exchange. However, this fee is waived if your total assets in Strong Funds is $100,000 or more.


SYSTEMATIC WITHDRAWAL PLAN. You may set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 (the Heritage Money Fund requires $50,000 initial account balance in such Fund) in your account and withdraw at least $50 ($1,000 for the Heritage Money Fund) per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations, if any, in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated. Note that with respect to each withdrawal made against the Heritage Money Fund, a $3.00 redemption fee will be charged. However, this fee is waived if your total assets in Strong Funds is $100,000 or more.

RETIREMENT PLAN SERVICES

We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs, for a one-person business, call 1-800-368-3863. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE, SEP, Keogh, 403(b)(7), pension or profit sharing), call 1-800-368-2882 and a Strong Retirement Plan Specialist will help you determine which retirement plan would be best for your company. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SPECIAL SITUATIONS

POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.
CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption, wire redemption, and check writing will not be established.

If you are investing as a trustee (including trustees of a retirement plan), please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone redemption, wire redemption, and check writing will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


FINANCIAL INTERMEDIARIES. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.

SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:
- when you add the telephone redemption or check-writing options to your exist-ing account;
- if you transfer the ownership of your account to another individual or organization;

- when you submit a written redemption request for more than $50,000;

- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.
     A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                                    APPENDIX
RATINGS OF DEBT OBLIGATIONS:

                     STANDARD & POOR'S  MOODY'S INVESTOR                    DUFF & PHELPS  THOMSON
         DEFINITION  RATINGS GROUP      SERVICES          FITCH IBCA, INC.  RATING CO.     BANKWATCH, INC.
-------------------  -----------------  ----------------  ----------------  -------------  ---------------
    Highest quality                AAA               Aaa               AAA            AAA              AAA
       High quality                 AA                Aa                AA             AA               AA
 Upper medium grade                  A                 A                 A              A                A
       Medium grade                BBB               Baa               BBB            BBB             BBB
          Low grade                 BB                Ba                BB             BB               BB
        Speculative                  B                 B                 B              B                B
        Submarginal         CCC, CC, C           Caa, Ca        CCC, CC, C            CCC          CCC, CC
Probably in default                  D                 C        DDD, DD, D             DD                D

ASSET COMPOSITION


     For the fiscal year ended February 28, 1998, the following Funds' assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.



          ADVANTAGE FUND                        MUNICIPAL ADVANTAGE FUND
         ---------------                        ------------------------

                          ADVISOR'S ASSESSMENT                              ADVISOR'S ASSESSMENT
           RATED                OF                     RATED                      OF
RATING     SECURITIES*     UNRATED SECURITIES          SECURITIES*           UNRATED SECURITIES
-------  ---------------  --------------------  ------------------------  ------------------------


-------  ---------------  --------------------  ------------------------  ------------------------
AAA      16.1%            0.4%                  14.8%                     0.6%
AA       11.6             0.3                   27.5                      0.1
A        19.8             1.9                   19.2                      2.7
BBB      25.7             1.7                   12.9                      20.9
BB       19.3             1.8                   0.6                       0.7
B        1.4              ___                  ___                        ___
CCC      ___              ___                  ___                        ___
CC       ___              ___                  ___                        ___
C        ___              ___                  ___                        ___
D        ___              ___                  ___                        ___
Unrated  6.1              ___                  25.0
Total    100.0%           6.1%                  100.0%                    25.0%
-------  ---------------  --------------------  ------------------------  ------------------------


-------  ---------------  --------------------  ------------------------  ------------------------


* The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see the preceding table for the rating categories of the six NRSROs).

                                     NOTES

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")



                           STRONG HERITAGE MONEY FUND

                            STRONG MONEY MARKET FUND

                       STRONG MUNICIPAL MONEY MARKET FUND

                            STRONG STEP 1 MONEY FUND



                             STRONG ADVANTAGE FUND

                        STRONG MUNICIPAL ADVANTAGE FUND

                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201

                           Telephone: (414) 359-1400


                             Toll-Free: (800) 368-3863


                        e-mail: service@strong-funds.com


                     Web Site:  http://www.strong-funds.com



Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read
together with the Prospectus for the Fund dated July 1, 1998.   Requests for
copies of the Prospectus should be made by calling any number listed above.
The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.

                                  July 1, 1998

TABLE OF CONTENTS     PAGE

INVESTMENT RESTRICTIONS........................................................3
INVESTMENT POLICIES AND TECHNIQUES.............................................5
Asset-Backed Debt Obligations..................................................5
Borrowing......................................................................5
Convertible Securities.........................................................6
Depositary Receipts............................................................6
Derivative Instruments.........................................................7
Duration......................................................................16
Foreign Investment Companies..................................................16
Foreign Securities............................................................17
High-Yield (High-Risk) Securities.............................................17
Illiquid Securities...........................................................19
Lending of Portfolio Securities...............................................20
Loan Interests................................................................20
Maturity......................................................................21
Mortgage- and Asset-Backed Debt Securities....................................21
Municipal Obligations.........................................................22
Repurchase Agreements.........................................................23
Rule 2a-7:  Maturity, Quality, and Diversification Restrictions...............23
Reverse Repurchase Agreements and Mortgage Dollar Rolls.......................24
Sector Concentration..........................................................25
Short Sales...................................................................25
Taxable Securities............................................................25
Variable- or Floating-Rate Securities.........................................25
Warrants......................................................................26
When-Issued and Delayed-Delivery Securities...................................27
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................27
DIRECTORS AND OFFICERS........................................................27
PRINCIPAL SHAREHOLDERS........................................................29
INVESTMENT ADVISOR............................................................29
DISTRIBUTOR...................................................................33
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................33
CUSTODIAN.....................................................................37
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................37
TAXES.........................................................................38
DETERMINATION OF NET ASSET VALUE..............................................41
ADDITIONAL SHAREHOLDER INFORMATION............................................42
ORGANIZATION..................................................................43
SHAREHOLDER MEETINGS..........................................................44
PERFORMANCE INFORMATION.......................................................44
GENERAL INFORMATION...........................................................53
PORTFOLIO MANAGEMENT..........................................................55
INDEPENDENT ACCOUNTANTS.......................................................56
LEGAL COUNSEL.................................................................56
FINANCIAL STATEMENTS..........................................................57
APPENDIX......................................................................58


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus, and if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT LIMITATIONS



The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval.



Unless indicated otherwise below, the Fund:



1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 ("1940 Act") which may involve a borrowing, provided that the combination of
(1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.     May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).


6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.


7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.


10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

With respect to Advantage, Heritage Money, Money Market, and Step 1 Money Funds, Fundamental Policy No. 10 does not apply because they are not municipal funds.



With respect to Heritage Money Fund, Fundamental Policy No. 7 shall not limit the Fund's purchases of obligations issued by domestic banks.

NON-FUNDAMENTAL OPERATING POLICIES



The following are the Fund's non-fundamental operating policies which may be changed by the Fund's Board of Directors without shareholder approval.



Unless indicated otherwise below, the Fund may not:



1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.


2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.


3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.


4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.


7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.



8.     Make any loans other than loans of portfolio securities, except through
(1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.



9. Engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.



With respect to the Advantage and Municipal Advantage Funds, Non-Fundamental Policy No. 9 does not apply because they are not money market funds.



Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES


The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.



THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, MONEY MARKET, AND STEP 1 MONEY FUNDS ONLY:


ASSET-BACKED DEBT OBLIGATIONS



Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Asset-backed debt obligations may include collateralized mortgage obligations ("CMOs") issued by private companies. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.



The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also imposes a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.


While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for
two main reasons.   First, multiple classes may be used as a method of
providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.



THE FOLLOWING PARAGRAPH APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:



The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:

CONVERTIBLE SECURITIES


Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE FUND ONLY:

DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.


A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.


Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS ONLY, EXCEPT THAT THE SECTION REGARDING FOREIGN CURRENCY DOES NOT APPLY TO THE MUNICIPAL ADVANTAGE FUND:


DERIVATIVE INSTRUMENTS



IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."



A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.


An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.



HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.



MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.



EXCHANGE AND OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.


RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of Strong Capital Management, Inc. ("Advisor"), to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.



(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.


(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.


GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.



The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).



OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.



The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques - Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.


The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.


The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.



The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.



The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.



The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.



SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.



An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.



No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.



Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.


Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.


For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.



Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover the Fund's potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.


SWAP AGREEMENTS. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.



The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount").
The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.



Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.



The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.



ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


DURATION



Duration was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligations' maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.



Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.



Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying securities would.



There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE FUND ONLY:


FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies.
Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.


THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE FUND ONLY:


FOREIGN SECURITIES



Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


HIGH-YIELD (HIGH-RISK) SECURITIES



IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.


EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.



PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.



LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.



ILLIQUID SECURITIES



The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.



 The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.



The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.



Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.



The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE FUND ONLY:


LOAN INTERESTS


The Fund may acquire a loan interest (a "Loan Interest"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").


In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.



A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.


Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


MATURITY



The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (2) debt securities with put features are deemed to mature at the next put-exercise date, (3) the maturity of mortgage-backed securities is determined on an "expected life" basis as determined by the Advisor, and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the

Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.


THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


MORTGAGE- AND ASSET-BACKED DEBT SECURITIES


Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.



The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.


While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued
for two main reasons.   First, multiple classes may be used as a method of
providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


MUNICIPAL OBLIGATIONS



General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.



Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.



THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY, AND STEP 1 MONEY FUNDS ONLY:

RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS


All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.



Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:



(1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



(2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



(3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



(4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



(5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.



The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated (other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."



The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."



In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.



REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS



The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.



The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.



The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.



THE FOLLOWING SECTION APPLIES TO THE MUNICIPAL MONEY AND MUNICIPAL ADVANTAGE FUNDS ONLY:


SECTOR CONCENTRATION



From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.



THE FOLLOWING SECTION APPLIES TO THE MUNICIPAL MONEY AND MUNICIPAL ADVANTAGE FUNDS ONLY:


TAXABLE SECURITIES



From time to time when the Advisor deems it appropriate, the Fund may invest up to 20% of its net assets on a temporary basis in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others:
(1) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; and (4) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, the Fund may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.







VARIABLE- OR FLOATING-RATE SECURITIES



The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.



Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.



Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.



The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.









THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE FUND ONLY:


WARRANTS


The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES



The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund.
Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.



To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES



The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


                             DIRECTORS AND OFFICERS


Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 26 registered open-end management investment companies consisting of 48 mutual funds ("Strong Funds"). The Strong Funds, in the aggregate, pay each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.



*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.



Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.



MARVIN E. NEVINS (DOB 7/19/18), Director of the Strong Funds.



Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.



Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr.

Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds.



Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992.

WILLIAM F. VOGT (DOB 7/19/47), Director of the Strong Funds.



Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Strong Funds.





Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994 and Chief Operating Officer of the Advisor since November 1997. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford
C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the SEC, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October
1984).

STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the Strong Funds.



Mr. Shenkenberg has been Acting General Counsel of the Advisor since January 1998. From November 1996 until January 1998, Mr. Shenkenberg acted as Deputy General Counsel to the Advisor. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Strong Funds.



Mr. Weitzer has been Senior Counsel of the Advisor since December 1997. From July 1993 until December 1997, Mr. Weitzer acted as Associate Counsel to the Advisor.



MARY F. HOPPA  (DOB 5/31/64), Vice President of the Strong Funds.



Ms. Hoppa has been Vice President and Director of Mutual Fund Administration of the Advisor since January 1998. From October 1996 to January 1998, Ms. Hoppa acted as Director of Transfer Agency Services of the Advisor and, from January 1988 to October 1996, as Transfer Agency Systems Liaison Manager of the Advisor. From January 1987 to January 1988, Ms. Hoppa acted as a Shareholder Services Associate of the Advisor.



JOHN A. FLANAGAN (DOB 6/5/46), Treasurer of the Strong Funds.


Mr. Flanagan has been Senior Vice President of the Advisor since April 1997. For three years prior to joining the Advisor, Mr. Flanagan was a Partner with Coopers & Lybrand L.L.P. (an international professional services firm). From November 1992 to April 1994, Mr. Flanagan was an independent consultant. From October 1970 to November 1992, Mr. Flanagan was with Ernst & Young (an international professional services firm), most notably as Partner in charge of the Investment Company Practice of that firm's Boston office from 1982 to 1992.

Except for Messrs. Nevins, Davis, Kritzik, and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.



Unless otherwise noted below, as of May 30, 1998, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.



FUND   SHARES  PERCENT
------  ------  -------
None


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of May 30, 1998 no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.



NAME AND ADDRESS    SHARES      PERCENT
----------------  ----------  ----------
None



                               INVESTMENT ADVISOR



The Fund has entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Mr. Lemke is the Chief Operating Officer, a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Flanagan is a Senior Vice President of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Acting General Counsel of the Advisor, and Mr. Weitzer is Senior Counsel of the Advisor.



The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.



Except for expenses assumed by the Advisor, as set forth above, or by Strong Funds Distributors, Inc. with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.



As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.



             FUND                  ANNUAL RATE
----------------------------  --------------------
         Heritage Money Fund                 0.50%
           Money Market Fund                 0.50%
Municipal Money  Market Fund                 0.50%
           Step 1 Money Fund                 0.50%
              Advantage Fund                 0.60%
    Municipal Advantage Fund                 0.60%



The Fund paid the following management fees for the time periods indicated:



                                                          MANAGEMENT FEE
FISCAL YEAR ENDED  MANAGEMENT FEE ($)      WAIVER($)     AFTER WAIVER ($)
-----------------  ------------------  ----------------  ----------------



Heritage Money Fund



2/29/96(1)   1,618,972   1,567,383      51,589
   2/28/97   7,586,904   6,800,327     786,576
   2/28/98   8,707,440   4,390,949   4,316,491

Money Market Fund



  12/31/94   2,159,922   1,108,463   1,051,459
 10/31/95*   7,241,685   6,653,346     588,339
  10/31/96   9,951,778   2,566,311   7,385,467
  10/31/97   9,599,484     482,401   9,117,083



Municipal Money Market Fund



 12/31/95  6,526,085         0  6,526,085
2/29/96**  1,248,094         0  1,248,094
  2/28/97  8,729,286         0  8,729,286
  2/28/98  9,310,640         0  9,310,640



Step 1 Money Fund



2/28/98(2)   2,182   2,182       0



Advantage Fund



 12/31/95   5,383,923         0   5,383,923
2/29/96**     974,030         0     974,030
  2/28/97   7,395,454         0   7,395,454
  2/28/98  11,086,463         0  11,086,463



Municipal Advantage Fund



2/29/96(3)      67,974      67,974           0
   2/28/97   2,321,942   2,287,263      34,679
   2/28/98   5,033,884   1,266,133   3,767,751



*  For the ten-month fiscal year ended October 31, 1995.
**  For the two-month fiscal year ended February 29, 1996.
 (1)  Commenced operations on June 29, 1995.
 (2)  Commenced operations on January 31, 1998.
 (3)  Commenced operations on November 30, 1995.



The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are listed below.



          FUND             ORGANIZATIONAL EXPENSES
------------------------  ------------------------
       Step 1 Money Fund                    $1,057
Municipal Advantage Fund                   $82,660
     Heritage Money Fund                   $92,657



The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


The Fund and the Advisor have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor 's other clients ahead of their own.


The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.


The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor, its principals and associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interests therein at or about the same time that the Advisor is purchasing or selling securities or interests therein for an account which purchase or sale is or may be deemed to be inconsistent with the actions taken by such persons.



From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides a program of custom portfolio management called the Strong Advisor. This program is designed to determine which investment approach fits an investor's financial needs and then provides the investor with a custom built portfolio of Strong Funds based on that allocation. The Advisor, on behalf of participants in the Strong Advisor program, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.



For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of the Advisor's Form ADV.



                                  DISTRIBUTOR



Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Funds Distributors, Inc. ("Distributor") acts as underwriter of the Fund's shares. Mr. Strong is the Chairman and Director of the Distributor, Mr. Lemke is a Vice President of the Distributor, and Mr. Shenkenberg is a Vice President and Secretary of the Distributor. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.



From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. As required by the proposed rule amendments of the National Association of Securities Dealers, Inc. ("NASD"), any in-house sales incentive program will be multi-product oriented, I.E., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.


Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).



In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.


From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.



The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.


The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.



The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.



Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures ("Procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.



The Procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number and nature of other deals the client has participated in during the past year.


Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a DE MINIMIS allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.



The Fund paid the following brokerage commissions for the time periods indicated:



FISCAL YEAR ENDED     BROKERAGE COMMISSIONS ($)
----------------------  -------------------------
Heritage Money Fund
   2/29/96(1)           0
   2/28/97              0
   2/28/98              0

Money Market Fund
    12/31/94            0
    10/31/95*           0
    10/31/96            0
    10/31/97            0

Municipal Money Market Fund
     12/31/95           0
      2/29/96**         0
      2/28/97           0
      2/28/98           0

Step 1 Money Fund
      2/28/98(2)       0

Advantage Fund
     12/31/95          471,848(4)
      2/29/96**         0
      2/28/97          127,430
      2/28/98          244,178

Municipal Advantage Fund
      2/29/96(3)        0
      2/28/97           12,642
      2/28/98            5,300



*  For the ten-month fiscal year ended October 31, 1995.
**  For the two-month fiscal year ended February 29, 1996.
 (1)  Commenced operations on June 29, 1995.
 (2)  Commenced operations on January 31, 1998.
 (3)  Commenced operations on November 30, 1995.
 (4) The Fund paid higher brokerage commissions for the fiscal year ended December 31, 1995, due to trading strategies employed in response to volatile foreign market conditions. These strategies were designed to help the Fund achieve current income in pursuit of its investment objective.



Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:



  REGULAR BROKER OR DEALER (OR PARENT) ISSUER     VALUE OF SECURITIES OWNED AS OF OCTOBER 31, 1997
-----------------------------------------------  -------------------------------------------------
    Merrill Lynch, Pierce, Fenner & Smith, Inc.                         $25,534,000 (Money Market)
                    CS First Boston Corporation                         $25,000,000 (Money Market)
                            Goldman Sachs & Co.                         $19,935,000 (Money Market)
                          Salomon Brothers Inc.                         $19,822,000 (Money Market)

  REGULAR BROKER OR DEALER (OR PARENT) ISSUER    VALUE OF SECURITIES OWNED AS OF FEBRUARY 28, 1998
-----------------------------------------------  -------------------------------------------------
                          Lehman Brothers, Inc.                            $20,050,000 (Advantage)
                         Salomon Brothers, Inc.                             $4,400,000 (Advantage)
              Morgan Stanley, Dean Witter & Co.                       $22,157,000 (Heritage Money)
         Credit Suisse First Boston Corporation                       $19,761,000 (Heritage Money)
                            Goldman Sachs & Co.                       $19,691,000 (Heritage Money)
                     Salomon Smith Barney, Inc.                       $11,215,000 (Heritage Money)
    Merrill Lynch, Pierce, Fenner & Smith, Inc.                        $6,252,000 (Heritage Money)
                        Bank of America NT & SA                        $3,999,000 (Heritage Money)



                                   CUSTODIAN



As custodian of the Fund's assets, Firstar Trust Company, P.O. Box 761, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund. With respect to money market funds, the custodian has entered into a sub-custodial arrangement with Bankers Trust Company ("BTC" by which BTC may retain custody of certain money fund foreign securities. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Fund.



                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT



The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated based on an annual fee per open account of $21.75 for equity funds, $31.50 for income and municipal income funds, and $32.50 for money market funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from the Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.



From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.



The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:



               PER ACCOUNT  OUT-OF-POCKET  PRINTING/MAILING                TOTAL COST AFTER
    FUND       CHARGES ($)   EXPENSES ($)    SERVICES ($)     WAIVER ($)      WAIVER ($)
------------  ------------  -------------  ----------------  ------------  ----------------



Heritage Money Fund



2/29/96(1)   62,482  171,458      951  234,794       97
   2/28/97  354,819  453,008    9,070  816,897        0
   2/28/98  477,274  431,083    9,553  917,910        0



Money Market Fund



 12/31/94  1,073,113    355,873     31,377        187  1,460,176
10/31/95*  2,043,185    695,541     54,137  2,763,250     29,613
 10/31/96  3,940,389  1,424,481    105,757  5,470,627          0
 10/31/97  4,578,923  1,388,238     97,226  6,064,387          0



Municipal Money Fund



 12/31/95  864,872  484,927   28,572        0  1,378,371
2/29/96**  149,387  150,720    6,413        0    306,520
  2/28/97  920,594  755,631   25,882        0  1,702,107
  2/28/98  867,309  773,566   20,806        0  1,661,681



Step 1 Money Fund



2/28/98(2)  1,891    229      0  2,120      0



Advantage Fund



 12/31/95  1,419,225  158,634   23,771        0  1,601,630
2/29/96**    236,170   47,564    6,990        0    290,724
  2/28/97  1,760,983  216,305   27,756        0  2,005,044
  2/28/98  2,273,544  216,681   27,375        0  2,517,600



Municipal Advantage Fund



2/29/96(3)     3,169     2,295         0     5,464         0
   2/28/97   146,569    49,738     3,424   199,731         0
   2/28/98   280,757    93,357     4,766   256,950   121,930



*  For the ten-month fiscal year ended October 31, 1995.
**  For the two-month fiscal year ended February 29, 1996.
 (1)  Commenced operations on June 29, 1995.
 (2)  Commenced operations on January 31, 1998.
 (3)  Commenced operations on November 30, 1995.

                                     TAXES



GENERAL



The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under the IRC. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.



In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.



If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.



The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.



THE FOLLOWING SECTION APPLIES TO THE MUNICIPAL MONEY MARKET AND MUNICIPAL ADVANTAGE FUNDS ONLY:


MUNICIPAL SECURITIES



A substantial portion of the dividends paid by the Fund will qualify as exempt-interest dividends and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Tax Code.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.



The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by the Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE FUND ONLY:


FOREIGN TRANSACTIONS



Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to
(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.



The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss
(1) from the disposition of foreign currencies and forward currency contracts,
(2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).



The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


DERIVATIVE INSTRUMENTS



The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.



For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES



The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.


DETERMINATION OF NET ASSET VALUE


The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.





THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY, AND STEP 1 MONEY FUNDS ONLY:


The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.



                       ADDITIONAL SHAREHOLDER INFORMATION


TELEPHONE AND INTERNET EXCHANGE/REDEMPTION PRIVILEGES



The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.


REDEMPTION-IN-KIND


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.


RIGHT OF SET-OFF



To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.



BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

RETIREMENT PLANS


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.



ROTH IRA: Taxpayers, of any age, who have earned income, and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.



EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000
(joint).   Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.



DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.


SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals
help lower the employees' taxable income.   Please note that you may no longer
open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.




ORGANIZATION



The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:



                                      Incorporation  Date Series      Authorized         Par
             Corporation                   Date        Created          Shares        Value ($)
------------------------------------  -------------  -----------  -----------------  ----------
Strong Heritage Reserve Series, Inc.     06/02/89                     Indefinite         .00001
    -Strong Heritage Money Fund                        05/11/95       Indefinite         .00001
    -Strong Step 1 Money Fund                          1/21/98        Indefinite         .00001
Strong Money Market Fund, Inc.           07/19/85                     Indefinite          .0001
Strong Municipal Funds, Inc. (1)         07/28/96                     Indefinite         .00001
    -Strong Municipal Money Market Fund                07/28/86       Indefinite        .000001
    -Strong Municipal Advantage Fund                   10/27/95       Indefinite         .00001
Strong Advantage Fund, Inc.              08/31/88                     Indefinite          .0001


(1) Prior to October 27, 1995, the Fund's name was Strong Municipal Money Market Fund, Inc.


The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.



                              SHAREHOLDER MEETINGS


The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.



The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.


                            PERFORMANCE INFORMATION

The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.




THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND STEP 1 MONEY FUNDS ONLY:


7-DAY CURRENT AND EFFECTIVE YIELD



The Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. Effective yield is equal [(base period return +
1)(365/7)]- 1.



THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS
ONLY:


30-DAY YIELD



The Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. In computing its yield, the Fund follows certain standardized accounting practices specified by rules of the SEC. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:



                           YIELD = 2[( A-B + 1)6 - 1]
                                        cd

Where      a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursements).
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.



THE FOLLOWING SECTION APPLIES TO THE MUNICIPAL MONEY MARKET AND MUNICIPAL ADVANTAGE FUNDS ONLY:


TAXABLE EQUIVALENT YIELD



The Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax.



An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The tables are based upon the 1998 federal tax rates (in effect as of January 1, 1998).

                                                                             A TAX-FREE YIELD OF:
------------------------------------    --------        -------------------------------------------------------------
                                                                                   4%      5%     6%     7%      8%
         1998 Taxable Income Levels*
------------------------------------    --------  ---------------------------------------  -----  -----  ------  ------
        Single          Married Filing  Marginal                    IS EQUIVALENT TO A TAXABLE YIELD OF:

                           Jointly      Tax Rate
---------------------  ---------------  --------
         under 25,350     under 42,350     15%                                      4.71%  5.88%  7.06%   8.24%   9.41%
---------------------  ---------------  --------  ---------------------------------------  -----  -----  ------  ------
        25,350-61,400   42,350-102,300     28%                                      5.56%  6.94%  8.33%   9.72%  11.11%
---------------------  ---------------  --------  ---------------------------------------  -----  -----  ------  ------
       61,400-128,100  102,300-155,950     31%                                      5.80%  7.25%  8.70%  10.14%  11.59%
---------------------  ---------------  --------  ---------------------------------------  -----  -----  ------  ------
              128,100  155,950-278,450     36%                                      6.25%  7.81%  9.38%  10.94%  12.50%
              278,450
---------------------  ---------------  --------  ---------------------------------------  -----  -----  ------  ------
         over 278,450     over 278,450    39.6%                                     6.62%  8.28%  9.93%  11.59%  13.25%
---------------------  ---------------  --------  ---------------------------------------  -----  -----  ------  ------



* A taxpayer with an adjusted gross income in excess of $117,950 may, to the extent such taxpayer itemizes deductions, be subject to a higher effective marginal rate.


DISTRIBUTION RATE


The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.


AVERAGE ANNUAL TOTAL RETURN


The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.


TOTAL RETURN


Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


CUMULATIVE TOTAL RETURN


Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


[CAPTION]
SPECIFIC FUND PERFORMANCE



                                  7-DAY YIELD
                     (7-day period ended February 28, 1998)



                                                                         After Waivers/Absorptions
---------  -------  ---------  --------------  ----------  ---------    ----------------------------
           Current  Effective  Tax Equivalent    Waived    Absorbed   Current Yield  Effective Yield
   Fund     Yield     Yield    Yield (31% Tax  Management   Expenses
                                  Bracket)        Fees
---------  -------  ---------  --------------  ----------  ---------  -------------  ---------------
Heritage    5.40%     5.54%          NA           .20%        .06%        5.14%           5.27%
Money
---------  -------  ---------  --------------  ----------  ---------  -------------  ---------------
Money       5.21%     5.34%          NA           .02%        .33%        4.86%           4.98%
Market
---------  -------  ---------  --------------  ----------  ---------  -------------  ---------------
Municipal   3.37%     3.42%   CURRENT EFFECTIVE    0            0         3.37%           3.42%
Money
Market                        4.88%    4.96%
---------  -------  ---------  --------------  ----------  ---------  -------------  ---------------
Step 1      5.79%     5.96%          NA           .50%        .78%        4.51%           4.61%
Money
---------  -------  ---------  --------------  ----------  ---------  -------------  ---------------



                                  30-DAY YIELD
                    (30-day period ended  February 28, 1998)

                   Tax Equivalent    Waived
                   Yield (31% Tax  Management  Absorbed   Yield After Waivers
   Fund    Yield      Bracket)        Fees      Expenses    and Absorptions
---------  ------  --------------  ----------  ---------  -------------------
Advantage   6.36%        NA        0           0          6.36%
---------  ------  --------------  ----------  ---------  -------------------
Municipal   3.92%       5.68%         .07%          .05%         3.80%
Advantage
---------  ------  --------------  ----------  ---------  -------------------




                                 TOTAL RETURN

HERITAGE MONEY FUND

 Time Period   Initial $10,000     Ending value     Cumulative   Average Annual
                  Investment    February 28, 1998  Total Return   Total Return
-------------  ---------------  -----------------  ------------  --------------
     One Year      $10,000           $10,558           5.58%          5.58%
-------------  ---------------  -----------------  ------------  --------------
Life of Fund*      $10,000           $11,613          16.13%          5.75%
-------------  ---------------  -----------------  ------------  --------------




*  Commenced operations July 29, 1995.



MONEY MARKET FUND



               Initial $10,000    Ending value     Cumulative   Average Annual
 Time Period      Investment    October 31, 1997  Total Return    Total Return
-------------  ---------------  ----------------  ------------  ---------------
     One Year      $10,000           $10,532          5.32%          5.32%
-------------  ---------------  ----------------  ------------  ---------------
    Five Year      $10,000           $12,571         25.71%          4.68%
-------------  ---------------  ----------------  ------------  ---------------
     Ten Year      $10,000           $17,675         76.75%          5.86%
-------------  ---------------  ----------------  ------------  ---------------
Life of Fund*      $10,000           $20,082         100.82%         5.97%
-------------  ---------------  ----------------  ------------  ---------------



*  Commenced operations on October 22, 1985.



MUNICIPAL MONEY MARKET FUND



               Initial $10,000     Ending value     Cumulative   Average Annual
 Time Period      Investment    February 28, 1998  Total Return    Total Return
-------------  ---------------  -----------------  ------------  ---------------
     One Year      $10,000           $10,360           3.60%          3.60%
-------------  ---------------  -----------------  ------------  ---------------
    Five Year      $10,000           $11,801          18.01%          3.37%
-------------  ---------------  -----------------  ------------  ---------------
     Ten Year      $10,000           $15,140          51.40%          4.23%
-------------  ---------------  -----------------  ------------  ---------------
Life of Fund*      $10,000           $16,089          60.90%          4.28%
-------------  ---------------  -----------------  ------------  ---------------



*  Commenced operations on October 23, 1986.



STRONG STEP 1 MONEY FUND



               Initial $10,000     Ending value     Cumulative   Average Annual
 Time Period      Investment    February 28, 1998  Total Return    Total Return
-------------  ---------------  -----------------  ------------  ---------------
Life of Fund*      $10,000           $10,045           0.45%           N/A
-------------  ---------------  -----------------  ------------  ---------------



*  Commenced operations on January 31, 1998.



STRONG ADVANTAGE FUND



               Initial $10,000     Ending value     Cumulative   Average Annual
 Time Period      Investment    February 28, 1998  Total Return    Total Return
-------------  ---------------  -----------------  ------------  ---------------
     One Year      $10,000           $10,626           6.26%          6.26%
-------------  ---------------  -----------------  ------------  ---------------
    Five Year      $10,000           $13,525          35.25%          6.23%
-------------  ---------------  -----------------  ------------  ---------------
Life of Fund*      $10,000           $19,479          94.79%          7.46%
-------------  ---------------  -----------------  ------------  ---------------



*  Commenced operations on November 25, 1988



STRONG MUNICIPAL ADVANTAGE FUND



              Initial $10,000     Ending value     Cumulative   Average Annual
 Time Period     Investment    February 28, 1998  Total Return    Total Return
------------  ---------------  -----------------  ------------  ---------------
    One Year      $10,000           $10,499           4.99%          4.99%
------------  ---------------  -----------------  ------------  ---------------
Life of Fund      $10,000           $11,195          11.95%          5.15%
------------  ---------------  -----------------  ------------  ---------------



*  Commenced operations on November 30, 1995.



COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.



CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.



MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.



LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.



MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.



INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.



VARIOUS BANK PRODUCTS. The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.


With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (E.G.., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.



INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.



HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.



STRONG FUNDS.   The Strong Funds offer a comprehensive range of conservative to aggressive investment options. The Strong Funds and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.



FUND NAME                    INVESTMENT OBJECTIVE


Strong Step 1 Money Fund           Current income, a stable share price, and daily liquidity.
---------------------------------  -------------------------------------------------------------------------------------
Strong Money Market Fund           Current income, a stable share price, and daily liquidity.
---------------------------------  -------------------------------------------------------------------------------------
Strong Heritage Money Fund         Current income, a stable share price, and daily liquidity.
---------------------------------  -------------------------------------------------------------------------------------
Strong Municipal Money Market      Federally tax-exempt current income, a stable share-price, and daily liquidity.
Fund
---------------------------------  -------------------------------------------------------------------------------------
Strong Municipal Advantage Fund    Federally tax-exempt current income with a very low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Advantage Fund              Current income with a very low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond   Total return by investing for a high level of federally tax-exempt current income
Fund                               with a low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Short-Term Bond Fund        Total return by investing for a high level of current income with a low degree of share price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Short-Term Global Bond      Total return by investing for a high level of income with a low degree of share-price
Fund                               fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Short-Term High Yield       Total return by investing for a high level of federally tax-exempt current income
Municipal Fund                     with a moderate degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Short-Term High Yield Bond  Total return by investing for a high level of current income with a moderate degree
Fund.                              of share-price fluctuation
---------------------------------  -------------------------------------------------------------------------------------
Strong Government Securities Fund  Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Municipal Bond Fund         Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Corporate Bond Fund         Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong High-Yield Municipal Bond   Total return by investing for a high level of federally tax-exempt current income.
Fund
---------------------------------  -------------------------------------------------------------------------------------
Strong High-Yield Bond Fund        Total return by investing for a high level of current income and capital growth.
---------------------------------  -------------------------------------------------------------------------------------
Strong Global High-Yield Bond Fund Total return by investing for a high level of current income and capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong International Bond Fund     High total return by investing for both income and capital appreciation.
----------------------------------  ------------------------------------------------------------------------------------
Strong Asset Allocation Fund       High total return consistent with reasonable risk over the long term.
----------------------------------  ------------------------------------------------------------------------------------
Strong Equity Income Fund          Total return by investing for both income and capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong American Utilities Fund     Total return by investing for both income and capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Blue Chip 100 Fund           Total return by investing for both income and capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Limited Resources Fund       Total return by investing for both capital growth and income.
----------------------------------  ------------------------------------------------------------------------------------
Strong Total Return Fund            High total return by investing for capital growth and income.
----------------------------------  ------------------------------------------------------------------------------------
Strong Growth and Income Fund       High total return by investing for capital growth and income.
----------------------------------  ------------------------------------------------------------------------------------
Strong Index 500 Fund               To approximate as closely as practicable (before fees and expenses) the capitalization weighted total rate of return of that portion of the U.S.
                                    market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------  ------------------------------------------------------------------------------------
Strong Schafer Balanced Fund        Total return by investing for both income and capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Schafer Value Fund           Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
----------------------------------  ------------------------------------------------------------------------------------
Strong Dow 30 Value Fund            Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Value Fund                   Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Opportunity Fund             Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Mid Cap Fund                 Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Common Stock Fund*           Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Strategic Growth Fund        Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Small Cap Value Fund         Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Growth Fund                  Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Discovery Fund               Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Small Cap Fund               Capital growth.
----------------------------------  ------------------------------------------------------------------------------------

Strong Growth 20 Fund                Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong International Stock Fund      Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Overseas Fund                  Capital growth.
----------------------------------  ------------------------------------------------------------------------------------
Strong Foreign MajorMarketsSM         Capital growth.
Fund
----------------------------------  ------------------------------------------------------------------------------------
Strong Asia Pacific Fund              Capital growth.
----------------------------------  ------------------------------------------------------------------------------------



* The Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.


The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.


The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.



TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


        UNDER 1 YEAR                   1 TO 2 YEARS                    4 TO 7 YEARS                 5 OR MORE YEARS
---------------------------  -------------------------------  ------------------------------  ---------------------------
Money Market Fund                             Advantage Fund  Government Securities Fund      Asset Allocation Fund
Heritage Money Fund                 Municipal Advantage Fund  Municipal Bond Fund             American Utilities Fund
Municipal Money Market Fund                                   Corporate Bond Fund             Index 500 Fund
Step 1 Money Fund                               2 TO 4 YEARS  International Bond Fund         Total Return Fund
                                        Short-Term Bond Fund  High-Yield Municipal Bond Fund  Opportunity Fund
                              Short-Term Municipal Bond Fund  High-Yield Bond Fund            Growth Fund
                                 Short-Term Global Bond Fund  Global High-Yield Bond Fund     Common Stock Fund*
                             Short-Term High Yield Bond Fund                                  Discovery Fund
                             Short-Term High Yield Municipal                                  International Stock Fund
                                                        Fund                                  Asia Pacific Fund
                                                                                              Value Fund
                                                                                              Small Cap Fund
                                                                                              Growth and Income Fund
                                                                                              Equity Income Fund
                                                                                              Mid Cap Fund
                                                                                              Schafer Value Fund
                                                                                              Growth 20 Fund
                                                                                              Blue Chip 100 Fund
                                                                                              Small Cap Value Fund
                                                                                              Dow 30 Value Fund
                                                                                              Schafer Balanced Fund
                                                                                              Limited Resources Fund
                                                                                              Overseas Fund
                                                                                              Foreign MajorMarketsSM
                                                                                              Fund
                                                                                              Strategic Growth Fund


* This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.


ADDITIONAL FUND INFORMATION


PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.


Standard deviation is calculated using the following formula:


     Standard deviation = the square root of  S(xi - xm)2
                                                  n-1



Where:     S = "the sum of",

     xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.


Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Fund, you can estimate the effect of interest rates on the Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of the Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.


                              GENERAL INFORMATION

BUSINESS PHILOSOPHY


The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.


The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING
These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.



2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.



3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.



4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.



5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.



6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.



7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.



8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.


STRONG RETIREMENT PLAN SERVICES
Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.


MARKETS. The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.


1. SMALL COMPANY PLANS. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.


2. LARGE COMPANY PLANS. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.


3.     WOMEN-OWNED BUSINESSES.


4.     NON-PROFIT AND EDUCATIONAL ORGANIZATIONS (THE 403(B) MARKET).



TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.



The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.



EDUCATION. Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.



SERVICE. The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.


The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

PORTFOLIO MANAGEMENT


The Fund's portfolio manager(s) works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.



HERITAGE MONEY, MONEY MARKET, AND STEP 1 MONEY FUNDS



The Advisor's investment philosophy for managing taxable money market funds includes the following basic beliefs:


- Successful fixed-income management begins with a top-down, fundamental analysis of the economy, interest rates, and the supply and demand for credit.
- Value can be added through active management of average maturity, yield curve positioning, sector emphasis, and issue selection.

The Heritage Money Fund is designed for investors who place a premium on the value of the money fund portions of their portfolios and are seeking higher yields over the long-term than a typical money fund through lower costs. The Fund pursues a higher yield by reducing costs in two ways. First, investors are required to maintain higher account balances, enabling the Fund to reduce costs through economies of scale and more efficient operation. Second, with certain exceptions, investors are charged a fee on transactions. These charges help to reduce Fund costs because they are paid to the Fund. The Fund's investors are rewarded for being disciplined because the fewer transactions they perform, the fewer charges they incur. The Fund's low-cost design is built into its structure and is intended to provide long-term continuous value for its investors.


The Step 1 Money Fund has been designed to help investors take a 1st step toward building a diversified investment portfolio.


MUNICIPAL MONEY FUND

The Advisor's investment philosophy includes the following basic beliefs:

- Successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit.
- Defining benchmarks for duration, yield-curve characteristics, and sector/quality composition, making only moderate deviations from those benchmarks, and then modeling the effects of different economic scenarios on the portfolio is an efficient way to add value and control risk.

- Intensive research on individual issuers can uncover solid investment opportunities, especially in improving credits.

MUNICIPAL ADVANTAGE FUND

The Advisor believes that the Fund represents an opportunity for investors seeking higher yields than municipal money market funds generally provide, with less share-price fluctuation than short-term bond funds generally provide. As an ultra-short term bond fund with an average effective maturity of one year or less, the Fund may complement a short-term cash-oriented investment portfolio, by providing higher risk and return potential than a money market fund.

The Advisor intends to adjust the average effective portfolio maturity, carefully select market sectors, industries, and issues, and intensively manage other aspects of the portfolio to pursue the investment objectives of the Fund. The investment process is research driven, and includes extensive canvassing of available municipal securities.

The Advisor believes that a considerable portion of the municipal investment marketplace consists of smaller, local individual issuers which are underfollowed and which offer potential value. The Advisor intends to actively seek out such issuers. After locating such issues, independent, fundamental analysis is conducted to determine their suitability, from the standpoint of credit risk and return potential, for the portfolio. By this active management approach, the Advisor intends to add value to the investment selection process, and to the portfolio as a whole.

ADVANTAGE FUND

The Advisor's investment philosophy includes the following basic beliefs:

- Active management pursued by a team with a uniform discipline across the fixed income spectrum can produce results that are superior to those produced through passive management.
- Controlling risk by making only moderate deviations from the defined benchmark is the cornerstone of successful fixed income investing.
- Successful fixed income management is best pursued on a top-down basis utilizing fundamental techniques.

The investment process includes decisions made at four levels that are consistent with the Advisor's viewpoint of the path of economic activity, interest rates, and the supply of and demand for credit.

                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL


Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as legal counsel for the Fund.





                              FINANCIAL STATEMENTS


The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.     Schedule of Investments in Securities.
2.     Statement of Operations.
3.     Statement of Assets and Liabilities.
4.     Statement of Changes in Net Assets.
5.     Notes to Financial Statements.
6.     Financial Highlights.
7.     Report of Independent Accountants.








                                    APPENDIX

                                  BOND RATINGS


                     STANDARD & POOR'S ISSUE CREDIT RATINGS



A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement of the obligation and takes into account the currency in which the obligation is denominated.



Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers to be reliable. Standard & Poor's does not perform an audit in connection with any credit ratings and may, on occasion, rely on unaudited financial information.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



Issue credit ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.


2.     Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.



AAA Obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet is financial commitment on the obligation is extremely strong.



AA Obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A Obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB Obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB Obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues . However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet the financial commitment on the obligation.



B Obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC Obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC Obligation rated 'CC' is currently highly vulnerable to nonpayment.



C Obligation rated 'C' may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.



D Obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.



A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


FITCH IBCA, INC. ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS



AAA



Obligations which have the highest rating assigned by Fitch on its national rating scale for that country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Capacity for timely repayment of principal and interest is extremely strong, relative to other obligors in the same country.



AA



Obligations for which capacity for timely repayment of principal and interest is very strong relative to other obligors in the same country. The risk attached to these obligations differs only slightly from the country's highest rated debt.



A



Obligations for which capacity for timely repayment of principal and interest is strong relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.



BBB



Obligations for which capacity for timely repayment of principal and interest is adequate relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.



BB



Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.



B



Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.



CCC



Obligations for which there is a current perceived possibility of default relative to other obligors in the same country. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.



CC



Obligations which are highly speculative relative to other obligors in the same country or which have a high risk of default.




C



Obligations which are currently in default.



         DUFF & PHELPS, INC. LONG-TERM DEBT AND PREFERRED STOCK RATINGS



Rating      Definition


AAA     Highest credit quality.  The risk factors are negligible, being only slightly more
     than for risk-free U.S. Treasury debt.

AA+     High credit quality.  Protection factors are strong.  Risk is modest, but may
AA     vary slightly from time to time because of economic conditions.
AA-

A+     Protection factors are average but adequate.  However, risk factors are more
A     variable and greater in periods of economic stress.
A-


BBB+     Below average protection factors but still considered sufficient for prudent

BBB     investment.  Considerable variability in risk during economic cycles.
BBB-

BB+     Below investment grade but deemed likely to meet obligations when due.
BB     Present or prospective financial protection factors fluctuate according to
BB-     industry conditions or company fortunes.  Overall quality may move up
or
     down frequently within this category.

B+     Below investment grade and possessing risk that obligations will not be met
B     when due.  Financial protection factors will fluctuate widely according to
B-     economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC     Well below investment grade securities.  Considerable uncertainty exists as to
     timely payment of principal, interest or preferred dividends.
     Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD     Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or
     interest payments.

DP     Preferred stock with dividend arrearages.

THOMSON BANKWATCH LONG-TERM DEBT RATINGS


Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what it believes are short-term performance aberrations.


Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

INVESTMENT GRADE

AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE - may be speculative in the likelihood of timely repayment of principal and interest

BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

D (LC-D) - Default.

                               SHORT-TERM RATINGS


               STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS



'A-1'



A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



'A-2'



A short-term obligation rated 'A-2' is somewhat more susceptible to the averse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.



'A-3'



A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.





'B'



A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligations; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



'C'



A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



'D'



A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



                        MOODY'S SHORT-TERM DEBT RATINGS


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


FITCH IBCA, INC. ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS



F1



Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.




F2



Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse change in business, economic, or financial conditions.



F3



Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.



B



Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.



C



Obligations for which there is a high risk of default to other obligors in the same country or which are in default.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS



RATING:          DEFINITION


          HIGH GRADE


D-1+     Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


D-1     Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

D-1-     High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

GOOD GRADE

D-2     Good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

SATISFACTORY GRADE

D-3     Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE

D-4     Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DEFAULT


D-5          Issuer failed to meet scheduled principal and/or interest
payments.


                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS


TBW assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less.



TBW-1 (LC-1) The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.



TBW-2 (LC-2) The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".



TBW-3 (LC-3) The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



TBW-4 (LC-4) The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.



[ Insert graphic caption or data file here ]

                      STRONG HERITAGE RESERVE SERIES, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements (all included or incorporated by reference in Parts A & B) (Audited)

Schedules of Investments in Securities
Statement of Operations
Statement of Assets and Liabilities
Statement of Changes in Net Assets
Notes to Financial Statements
Financial Highlights
Report of Independent Accountants

Incorporated by reference to the Annual Report to Shareholders of the Strong Cash Management Funds dated February 28, 1998, pursuant to Rule 411 under the Securities Act of 1933. (File Nos. 33-59361 and 811-7285)

     (b)     Exhibits

          (1)     Articles of Incorporation dated July 31, 1996(6)
          (1.1)   Amendment to Articles of Incorporation dated January 20,
                  1998(7)
          (2)     Bylaws dated October 20, 1995(4)
          (2.1)   Amendment to Bylaws dated May 1, 1998
          (3)     Inapplicable
          (4)     Specimen Stock Certificate(2)
          (5)          Investment Advisory Agreement(3)
          (6)     Distribution Agreement(2)
          (7)     Inapplicable
          (8)     Custody Agreement(4)
          (9)     Shareholder Servicing Agent Agreement(4)
          (10)     Inapplicable
          (11)     Consent of Independent Accountants
          (12)     Inapplicable
          (13)     Inapplicable
     (14.1)     Prototype Defined Contribution Retirement Plan - No. 1(5)
     (14.1.1)     Prototype Defined Contribution Retirement Plan - No. 2(5)
          (14.2)     Individual Retirement Custodial Account(5)
          (14.3)     Section 403(b)(7) Retirement Plan(5)
          (14.4)     Simplified Employee Pension Plan Brochure(6)
          (15)     Inapplicable
          (16)     Computation of Performance Figures
          (17)     Financial Data Schedule
          (18)     Inapplicable
          (19)     Power of Attorney dated June 26, 1997(6)
          (20)     Letter of Representation
          (21.1)     Code of Ethics for Access Persons dated October 18,
1996(6)
          (21.2)     Code of Ethics for Non-Access Persons dated October 18,
1996(6)
____________________

(1) Incorporated herein by reference to the Registration Statement on Form N-1A of Registrant filed on or about May 16, 1995.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Registrant filed on or about June 23, 1995.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Registrant filed on or about June 29, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Registrant filed on or about December 22, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 1996.

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 1996.

(7) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Registrant filed on or about January 28, 1998.

Item 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant neither controls any person nor is under common control with any other person.

Item 26.     NUMBER OF HOLDERS OF SECURITIES

                                             Number of Record Holders
               TITLE OF CLASS                             AS OF MAY 31, 1998

     Common Stock, $.00001 par value

     Strong Heritage Money Fund     12,127
     Strong Step 1 Money Fund     4,000

Item 27.     INDEMNIFICATION

     Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group and Great American Insurance Company in the aggregate amount of $100,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under
Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          HERITAGE MONEY  AND STEP 1 MONEY FUNDS

     The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  PRINCIPAL UNDERWRITERS

(a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Schafer Funds, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b)     HERITAGE MONEY AND STEP 1 MONEY FUNDS

     The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (c)     Inapplicable

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  UNDERTAKINGS

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the latest annual report to shareholders for Strong Heritage Money and Step 1 Money Funds.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 25th day of June, 1998.

     STRONG HERITAGE RESERVE SERIES, INC.
     (Registrant)


     By:     /S/ THOMAS P. LEMKE
               Thomas P. Lemke, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

         NAME                          TITLE                      DATE
---------------------  ------------------------------------  -------------


                       Vice President (Principal Executive
/s/ Thomas P. Lemke    Officer)                              June 25, 1998
---------------------
Thomas P. Lemke


/s/ Richard S. Strong  Chairman of the Board and a Director  June 25, 1998
---------------------
Richard S. Strong


                       Treasurer (Principal Financial and
/s/ John A. Flanagan   Accounting Officer)                   June 25, 1998
---------------------
John A. Flanagan


                       Director                              June 25, 1998
---------------------
Marvin E. Nevins*


                       Director                              June 25, 1998
---------------------
Willie D. Davis*


                       Director                              June 25, 1998
---------------------
William F. Vogt*


                       Director                              June 25, 1998
---------------------
Stanley Kritzik*

* John S. Weitzer signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A.


          By:   /S/ JOHN S. WEITZER
          John S. Weitzer

                                 EXHIBIT INDEX

                                                 EDGAR
EXHIBIT NO.                EXHIBIT               EXHIBIT NO.

(2.1)        Amendment to Bylaws                 EX-99.B2.1

(11)         Consent of Independent Accountants  EX-99.B11

(16)         Computation of Performance Figures  EX-99.B16

(17)         Financial Data Schedule             EX-27.1 Heritage Money
                                                 EX-27.2 Step 1 Money

(20)         Letter of Representation            EX-99.B20